UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2014

Date of reporting period:	11/30/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL REPORT • NOVEMBER 30, 2014

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Financial Services Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Financial Services Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.16%	62.32%	142.33%	—
Class B	–0.56	56.83	125.61	—
Class C	–0.49	56.85	125.63	—
Class R	–0.11	N/A	N/A	45.67% (2/3/12)
Class Z	0.44	64.91	149.40	—
MSCI World Financials ex-Real Estate Index	4.66	42.46	12.24	—
S&P Composite 1500 Index	16.03	111.89	121.24	—
Lipper Global Financial Services Funds Avg.	2.41	52.61	91.09	—

Average Annual Total Returns (With Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	–10.85%	7.80%	7.46%	—
Class B	–10.50	8.13	7.31	—
Class C	–7.13	8.28	7.31	—
Class R	–5.92	N/A	N/A	11.82% (2/3/12)
Class Z	–5.42	9.35	8.38	—
MSCI World Financials ex-Real Estate Index	1.45	7.34	0.50	—
S&P Composite 1500 Index	13.08	15.62	7.89	—
Lipper Global Financial Services Funds Avg.	–0.75	7.89	5.59	—

Average Annual Total Returns (With Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.35%	8.93%	8.64%	—
Class B	–5.09	9.28	8.48	—
Class C	–1.40	9.42	8.48	—
Class R	–0.11	N/A	N/A	14.24% (2/3/12)
Class Z	0.44	10.52	9.57	—

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Average Annual Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.16%	10.17%	9.25%	—
Class B	–0.56	9.42	8.48	—
Class C	–0.49	9.42	8.48	—
Class R	–0.11	N/A	N/A	14.24% (2/3/12)
Class Z	0.44	10.52	9.57	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the MSCI World Financials ex-Real Estate Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2004) and the account values at the end of the current fiscal year (November 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Financial Services Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC, MSCI, and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

MSCI World Financials ex-Real Estate Index

The MSCI World Financials ex-Real Estate Index (also referred to as MSCI Finance ex-Real Estate Index) is an unmanaged, market-capitalization-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate. MSCI World Financials ex-Real Estate Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 62.11% for Class R. MSCI World Financials ex-Real Estate Index Closest Month-End to Inception average annual total return as of 12/31/14 is 17.39% for Class R.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index, which gives a broad look at how US stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 66.68% for Class R. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/14 is 19.12% for Class R.

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Lipper Global Financial Services Funds Average

The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. Lipper Global Financial Services Funds Average Closest Month-End to Inception cumulative total return as of 11/30/14 is 48.32% for Class R. Lipper Global Financial Services Funds Average Closest Month-End to Inception average annual total return as of 12/31/14 is 13.43% for Class R.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/14
ING Groep NV, CVA (Netherlands), Diversified Banks	5.1%
Canadian Imperial Bank of Commerce (Canada), Diversified Banks	4.1
National Bank of Canada (Canada), Diversified Banks	4.0
Singapore Exchange Ltd. (Singapore), Specialized Finance	3.5
United Overseas Bank Ltd. (Singapore), Diversified Banks	3.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/14
Diversified Banks	51.1%
Asset Management & Custody Banks	10.4
Multi-Line Insurance	9.0
Life & Health Insurance	8.5
Regional Banks	4.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Financial Services Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Financial Services Fund’s Class A shares rose 0.16% during the 12 month reporting period ended November 30, 2014, underperforming the 4.66% gain of its benchmark index, the Morgan Stanley Capital International (MSCI) World Financials ex-Real Estate Index (the Index), and the 2.41% return of the Lipper Global Financial Services Funds Average.

Relative to the Index, the Fund was significantly underweight in holdings of US financial company stocks during the reporting period, which means it held far less of those stocks than that of the Index. This underweight stance detracted from relative performance, because larger capitalized US financial services stocks were among the best performers in the US and global markets. The Fund was most overweight in emerging markets financial stocks, which are not in the Index but make up a part of its opportunity set. The Fund was also overweight in European financial stocks. These overweight positions detracted modestly from the Fund’s performance, as did the Fund’s exposure to smaller cap companies.

Positions in the Brazilian banks and Discovery Holdings, a South African insurance company, were among the largest contributors over the period. Security selection within Canada and underweights to Australia and Japan also aided performance.

How did the global stock market perform?

Global equities, as measured by the MSCI All Country World Index, posted solid returns for the period rising by 8.6% during the reporting period.

Despite ongoing geopolitical tensions in Ukraine and the Middle East, Portuguese banking woes, European economic malaise, and the prospect of an accelerated hike in interest rates by the US Federal Reserve, global equities continued their climb, ending the period on a positive note. Investors took solace as the European Central Bank increased its accommodative monetary policy to spur growth, the People’s Bank of China eased monetary conditions to reduce financial fragilities and lower the risk of a hard landing, and the US corporate-earnings season painted a generally encouraging picture. Continued evidence of a euro zone recovery, solid US corporate earnings, and robust merger and acquisition activity also aided bullish sentiment.

How did the financial sector perform relative to the broader global market?

Financial stocks, as measured by the Index, rose 4.66% during the reporting period, underperforming global equities, as measured by the MSCI All Country World Index, which rose by 8.6%.

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Five of the six industries within the Index posted positive returns. Diversified financial services rose by 13.5%, consumer finance rose by 11.9%, and insurance, which returned 7.0%, led the way. They were followed by capital markets, up by 4.0%, and commercial banks, up by 3.8%. The thrifts and mortgage finance industry declined by 14.3%.

On a country-by-country basis, financial stocks in Denmark rose by 27.3%, Hong Kong by 14.2%, and the United States by 12.6%. Notable laggards during the period included Portugal, declining by 78.3%, Austria by 24.8%, and Israel by 11.8%.

Which holdings detracted most from the Fund’s return?

Top detractors relative to the Index included positions in Higher One Holdings, Standard Chartered, and Storebrand ASA.

An out-of-benchmark position in Higher One Holdings, a technology and payment services provider, detracted from relative performance due to regulatory issues, regarding the fees it can charge for its student loan disbursement services.

Shares of Standard Chartered, a UK-based global bank serving retail and commercial clients, fell after the bank warned investors that operating profit would fall sharply this year, due to weaker-than-expected trading in its financial markets unit. Wellington Management thinks Standard Chartered’s Asian banking network is unique and undervalued, but mismanagement has caused investors to be skeptical of the bank’s ability to provide adequate return on assets.

Storebrand, also an out-of-benchmark position, is a life insurance company in Norway that has declined in price as Norwegian interest rates remained suppressed, which has weighed on its legacy book of business that is characterized by long-term guarantees. Concerns that the Norwegian economy will weaken in a lower oil price environment have also been a headwind for the company.

Which holdings made the largest positive contributions to the Fund’s return?

The largest contributors to benchmark-relative performance during the period included positions in Discovery Holdings, Banco do Estado, and National Bank of Canada.

Discovery Holdings, an out-of-benchmark position, is an integrated financial services company based in South Africa, with a focus on healthcare coverage and life insurance. The stock appreciated nearly 40% as quarterly earnings reports have given investors comfort that its points-based system, which encourages insured parties to live a healthier lifestyle, is having a positive impact on its risk selection and pricing.

Prudential Financial Services Fund	7

Strategy and Performance Overview (continued)

Banco do Estado, also not held in the benchmark, is the largest bank in Southern Brazil and operates primarily in the state of Rio Grande do Sul. The stock rose during a period when the opposition appeared more likely to win the presidential election. This would have been a positive for the banks, which had been challenged over the past several years as state-owned banks were aggressive with their lending rates to stimulate growth, which pressured the sector as a whole.

Shares of National Bank of Canada, the sixth largest commercial bank in Canada, rose on solid loan growth, despite low expectations. The steps the company has taken to diversify its business by expanding into wealth management continued to give investors confidence that its earnings stream can be more stable in a challenging banking cycle.

Were there significant changes to the portfolio?

The Fund is constructed primarily using a bottom-up methodology although broad economic factors are an important consideration.

Based on these stock-by-stock decisions, the Fund ended the period most underweight the commercial banks, insurance, and consumer finance industries. The Fund ended the period most overweight to the capital markets industry. Exposure to the thrifts and mortgage finance industry decreased over the year while exposure to diversified financial services companies increased.

The Fund’s holdings are geographically diverse. On a regional basis, the Fund ended the period most overweight France, the Netherlands, and Singapore and most underweight the United States, Australia, and Japan. Exposure to North America decreased and exposure to the Asia Pacific region excluding Japan increased.

As the financial industry continues to operate in an uncertain political and economic environment, Wellington Management believes it will be able to find opportunities to purchase solid companies at attractive valuations. Wellington Management continuously seeks to upgrade the Fund by adding good companies on price weakness.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2014, at the beginning of the period, and held through the six-month period ended November 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Financial Services Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$977.20	1.34%	$6.64
	Hypothetical	$1,000.00	$1,018.35	1.34%	$6.78

Class B	Actual	$1,000.00	$973.70	2.04%	$10.09
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30

Class C	Actual	$1,000.00	$973.70	2.04%	$10.09
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30

Class R	Actual	$1,000.00	$976.00	1.54%	$7.63
	Hypothetical	$1,000.00	$1,017.35	1.54%	$7.79

Class Z	Actual	$1,000.00	$978.40	1.04%	$5.16
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended November 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.31%	1.31%
B	2.01	2.01
C	2.01	2.01
R	1.76	1.51
Z	1.01	1.01

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Financial Services Fund	11

Portfolio of Investments

as of November 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.4%

COMMON STOCKS 96.2%

Asset Management & Custody Banks 10.4%
Ashmore Group PLC (United Kingdom)(a)	1,621,477	$7,788,092
Banca Generali SpA (Italy)	152,017	4,029,036
EFG International AG (Switzerland)*	389,161	4,192,700
Financial Engines, Inc.(a)	105,360	3,443,165
Hargreaves Lansdown PLC (United Kingdom)	303,457	4,616,950
Julius Baer Group Ltd. (Switzerland)*	186,016	8,420,398
OM Asset Management PLC (United Kingdom)	497,600	7,712,800

		40,203,141

Consumer Finance 1.1%
Santander Consumer USA Holdings, Inc.	218,736	4,066,302

Data Processing & Outsourced Services 0.9%
Higher One Holdings, Inc.*	922,000	3,291,540

Diversified Banks 51.0%
AMMB Holdings Bhd (Malaysia)	4,436,000	8,732,398
Banca Popolare dell’Emilia Romagna SC (Italy)*	564,797	3,999,821
Bank of Ireland (Ireland)*	31,859,936	13,099,571
Bank Tabungan Pensiunan Nasional Tbk PT (Indonesia)*	17,275,800	5,795,191
BNP Paribas SA (France)	119,323	7,658,027
Canadian Imperial Bank of Commerce (Canada)	170,206	15,910,205
Citigroup, Inc.	210,711	11,372,073
Credit Agricole SA (France)	941,138	13,232,294
DNB ASA (Norway)	338,800	5,624,420
Eurobank Ergasias SA (Greece)*	8,100,383	2,505,225
FinecoBank Banca Fineco SpA (Italy)*	800,335	4,511,975
Hana Financial Group, Inc. (South Korea)	106,730	3,243,764
ING Groep NV, CVA (Netherlands)*	1,332,424	19,479,376
JPMorgan Chase & Co.	155,083	9,329,793
Metropolitan Bank & Trust Co. (Philippines)	3,508,554	6,478,812
Mizrahi Tefahot Bank Ltd. (Israel)*	327,696	3,477,214
National Bank of Canada (Canada)	328,192	15,271,619
Piraeus Bank SA (Greece)*	3,262,654	4,962,519
Societe Generale SA (France)	145,042	7,198,568
Standard Chartered PLC (United Kingdom)	406,779	5,947,388
Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	9,223,344	8,337,822
UBS Group AG (Switzerland)*	399,525	7,173,877
United Overseas Bank Ltd. (Singapore)	721,643	13,259,647

		196,601,599

See Notes to Financial Statements.

Prudential Financial Services Fund	13

Portfolio of Investments

as of November 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Investment Banking & Brokerage 2.2%
Atlas Mara Co-Nvest Ltd. (British Virgin Islands)*	491,298	$4,716,461
Avanza Bank Holding AB (Sweden)	111,237	3,634,244

		8,350,705

Life & Health Insurance 8.5%
Delta Lloyd NV (Netherlands)	354,690	8,151,357
Discovery Ltd. (South Africa)	892,796	8,981,086
Sony Financial Holdings, Inc. (Japan)	248,300	3,764,787
Storebrand ASA (Norway)*	2,512,006	11,694,005

		32,591,235

Multi-Line Insurance 9.0%
Assicurazioni Generali SPA (Italy)	584,192	12,637,785
AXA SA (France)	332,684	8,035,384
FBD Holdings PLC (Ireland)	143,888	1,869,698
Hartford Financial Services Group, Inc. (The)	297,735	12,296,455

		34,839,322

Property & Casualty Insurance 2.7%
PICC Property & Casualty Co. Ltd. (China)	490,000	984,636
XL Group PLC (Ireland)	269,900	9,586,848

		10,571,484

Regional Banks 4.8%
BS Financial Group, Inc. (South Korea)	379,046	5,370,946
Citizens & Northern Corp.	1,994	38,823
Great Western Bancorp, Inc.*	77,765	1,738,826
Gronlandsbanken AB (Denmark)	16,651	1,700,772
Spar Nord Bank A/S (Denmark)	454,979	4,488,504
SpareBank 1 SR Bank ASA (Norway)	682,988	5,257,161

		18,595,032

Specialized Finance 3.5%
Singapore Exchange Ltd. (Singapore)	2,412,000	13,536,329

Thrifts & Mortgage Finance 2.1%
Federal Agricultural Mortgage Corp. (Class C Stock)	124,400	3,783,004
First National Financial Corp. (Canada)	203,700	4,318,048

		8,101,052

TOTAL COMMON STOCKS (cost $323,914,904)		370,747,741

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
PREFERRED STOCK 0.1%

Diversified Banks
Banco ABC Brasil SA (PRFC) (Brazil) (cost $188,878)	44,646	$244,757

	Units

RIGHTS*

Property & Casualty Insurance
PICC Property & Casualty Co. Ltd. (China), expiring 01/02/15 (cost $0)	44,100	46,196

WARRANTS* 0.1%

Investment Banking & Brokerage
Atlas Mara Co-Nvest Ltd. (British Virgin Islands), expiring 12/17/17 (cost $4,913)	491,298	196,519

TOTAL LONG-TERM INVESTMENTS (cost $324,108,695)		371,235,213

	Shares

SHORT-TERM INVESTMENT 5.4%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $20,944,672; includes $5,670,083 of cash collateral for securities on loan)(Note 3)(b)(c)	20,944,672	20,944,672

TOTAL INVESTMENTS 101.8% (cost $345,053,367; Note 5)		392,179,885
Liabilities in excess of other assets (1.8)%		(6,933,412)

NET ASSETS 100.0%		$385,246,473

The following abbreviations are used in the portfolio descriptions:

CVA—Certificate Van Aandelen (Bearer)

PRFC—Preference Shares

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,480,540; cash collateral of $5,670,083 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Financial Services Fund	15

Portfolio of Investments

as of November 30, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
British Virgin Islands	$4,716,461	$—	$—
Canada	35,499,872	—	—
China	—	984,636	—
Denmark	—	6,189,276	—
France	—	36,124,274	—
Greece	—	7,467,744	—
Indonesia	—	5,795,191	—
Ireland	11,456,546	13,099,571	—
Israel	—	3,477,214	—
Italy	—	25,178,616	—
Japan	—	3,764,786	—
Malaysia	—	8,732,398	—
Netherlands	—	27,630,733	—
Norway	5,257,161	17,318,425	—
Philippines	—	6,478,812	—
Singapore	—	26,795,976	—
South Africa	—	8,981,086	—
South Korea	—	8,614,710	—
Sweden	—	3,634,244	—
Switzerland	7,173,877	12,613,099	—
Turkey	—	8,337,822	—
United Kingdom	7,712,800	18,352,430	—
United States	49,359,981	—	—
Preferred Stock
Brazil	244,757	—	—

See Notes to Financial Statements.

16

	Level 1	Level 2	Level 3
Rights
China	$—	$46,196	$—
Warrants
British Virgin Islands	196,519	—	—
Affiliated Money Market Mutual Fund	20,944,672	—	—

Total	$142,562,646	$249,617,239	$—

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2014 was as follows (Unaudited):

United States (including 1.5% of collateral for securities on loan)	18.2%
France	9.4
Canada	9.2
Netherlands	7.2
Singapore	6.9
United Kingdom	6.7
Italy	6.4
Ireland	6.4
Norway	6.0
Switzerland	5.2
South Africa	2.3
Malaysia	2.3
South Korea	2.2
Turkey	2.2
Greece	1.9%
Philippines	1.7
Denmark	1.6
Indonesia	1.5
British Virgin Islands	1.3
Japan	1.0
Sweden	1.0
Israel	0.9
China	0.2
Brazil	0.1

101.8
Liabilities in excess of other assets	(1.8)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated Investments	$242,715	—	$—

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Portfolio of Investments

as of November 30, 2014 continued

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2014 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Warrants*	Total
Equity contracts	$46,196	$191,606	$237,802

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • NOVEMBER 30, 2014

Prudential Financial Services Fund

Statement of Assets & Liabilities

as of November 30, 2014

Assets
Investments at value, including securities on loan of $5,480,540:
Unaffiliated Investments (cost $324,108,695)	$371,235,213
Affiliated Investments (cost $20,944,672)	20,944,672
Dividends receivable	399,171
Tax reclaim receivable	310,735
Receivable for Fund shares sold	249,191
Receivable for investments sold	158,952
Prepaid expenses	2,721

Total assets	393,300,655

Liabilities
Payable to broker for collateral for securities on loan	5,670,083
Payable to custodian	1,075,928
Payable for Fund shares reacquired	657,833
Accrued expenses	294,987
Management fee payable	237,152
Distribution fee payable	112,492
Affiliated transfer agent fee payable	5,707

Total liabilities	8,054,182

Net Assets	$385,246,473

Net assets were comprised of:
Common stock, at par	$245,772
Paid-in capital in excess of par	297,210,546

297,456,318
Undistributed net investment income	4,863,904
Accumulated net realized gain on investment and foreign currency transactions	35,828,450
Net unrealized appreciation on investments and foreign currencies	47,097,801

Net assets, November 30, 2014	$385,246,473

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share
($190,096,537 ÷ 11,982,117 shares of common stock issued and outstanding)	$15.87
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price to public	$16.79

Class B
Net asset value, offering price and redemption price per share
($14,222,269 ÷ 986,030 shares of common stock issued and outstanding)	$14.42

Class C
Net asset value, offering price and redemption price per share
($63,518,793 ÷ 4,404,361 shares of common stock issued and outstanding)	$14.42

Class R
Net asset value, offering price and redemption price per share
($4,593,607 ÷ 290,014 shares of common stock issued and outstanding)	$15.84

Class Z
Net asset value, offering price and redemption price per share
($112,815,267 ÷ 6,914,698 shares of common stock issued and outstanding)	$16.32

See Notes to Financial Statements.

Prudential Financial Services Fund	21

Statement of Operations

Year Ended November 30, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,069,243)	$10,790,968
Affiliated dividend income	20,287
Affiliated income from securities loaned, net	19,440

Total income	10,830,695

Expenses
Management fee	3,106,055
Distribution fee—Class A	641,147
Distribution fee—Class B	159,625
Distribution fee—Class C	635,915
Distribution fee—Class R	30,097
Transfer agent’s fees and expenses (including affiliated expense of $82,600)	562,000
Custodian’s fees and expenses	281,000
Registration fees	80,000
Shareholders’ reports	69,000
Legal fees and expenses	23,000
Directors’ fees	23,000
Audit fee	22,000
Insurance expenses	4,000
Interest expense	469
Miscellaneous	28,908

Total expenses	5,666,216
Less: Distribution fee waiver—Class R	(10,032)

Net expenses	5,656,184

Net investment income	5,174,511

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	36,302,284
Foreign currency transactions	49,618

36,351,902

Net change in unrealized appreciation (depreciation) on:
Investments	(40,641,797)
Foreign currencies	(67,127)

(40,708,924)

Net loss on investment and foreign currency transactions	(4,357,022)

Net Increase In Net Assets Resulting From Operations	$817,489

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,174,511	$2,271,238
Net realized gain on investment and foreign currency transactions	36,351,902	33,387,264
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(40,708,924)	55,919,336

Net increase in net assets resulting from operations	817,489	91,577,838

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,862,137)	(924,870)
Class B	(54,209)	(18,365)
Class C	(195,834)	(60,089)
Class R	(20,046)	(1,387)
Class Z	(1,259,520)	(558,239)

	(3,391,746)	(1,562,950)

Distributions from net realized gains
Class A	(16,779,751)	(3,185,725)
Class B	(1,371,734)	(254,813)
Class C	(4,955,485)	(833,727)
Class R	(230,364)	(6,483)
Class Z	(8,659,620)	(1,411,935)

	(31,996,954)	(5,692,683)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	129,123,420	204,603,182
Net asset value of shares issued in reinvestment of dividends and distributions	31,114,889	6,484,873
Cost of shares reacquired	(145,199,946)	(108,210,116)

Net increase in net assets from Fund share transactions	15,038,363	102,877,939

Total increase (decrease)	(19,532,848)	187,200,144

Net Assets:
Beginning of year	404,779,321	217,579,177

End of year(a)	$385,246,473	$404,779,321

(a) Includes undistributed net investment income of:	$4,863,904	$3,031,521

See Notes to Financial Statements.

Prudential Financial Services Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three portfolios: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate to Prudential Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued

24

at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential Financial Services Fund	25

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency

26

contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities

Prudential Financial Services Fund	27

Notes to Financial Statements

continued

identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

28

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2016.

PIMS has advised the Fund that it received $420,279 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Financial Services Fund	29

Notes to Financial Statements

continued

PIMS has advised the Fund that for the year ended November 30, 2014, it received $1,036, $20,053 and $17,836 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2014, PIM has been compensated approximately $5,800 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2014, were $262,717,138 and $266,025,867, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments

30

have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $49,618 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain on investment transaction and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2014, the tax character of dividends paid by the Fund were $15,251,453 of ordinary income and $20,137,247 of long-term capital gains. For the year ended November 30, 2013, the tax character of dividends paid by the Fund were $3,610,137 of ordinary income and $3,645,496 of long-term capital gains.

As of November 30, 2014, the Fund had accumulated undistributed earnings on a tax basis of $19,378,351 of ordinary income and $21,661,024 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$345,399,560	$64,614,060	$(17,833,735)	$46,780,325	$(29,543)	$46,750,782

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables, foreign currency contracts and other tax adjustments.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Financial Services Fund	31

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is halved for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 360 million shares of $.01 par value per share common stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 90 million, 20 million, 70 million, 90 million and 90 million authorized shares, respectively. As of November 30, 2014, Prudential owned 920 Class R shares of the Fund.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2014:
Shares sold	3,199,711	$51,436,687
Shares issued in reinvestment of dividends and distributions	1,094,565	17,261,286
Shares reacquired	(3,668,351)	(58,800,997)

Net increase (decrease) in shares outstanding before conversion	625,925	9,896,976
Shares issued upon conversion from Class B and Class Z	66,328	1,073,098
Shares reacquired upon conversion into Class Z	(1,025,329)	(16,743,331)

Net increase (decrease) in shares outstanding	(333,076)	$(5,773,257)

Year ended November 30, 2013:
Shares sold	6,838,658	$102,615,831
Shares issued in reinvestment of dividends and distributions	281,367	3,804,078
Shares reacquired	(4,150,772)	(62,532,756)

Net increase (decrease) in shares outstanding before conversion	2,969,253	43,887,153
Shares issued upon conversion from Class B and Class Z	60,994	914,989
Shares reacquired upon conversion into Class Z	(24,445)	(386,001)

Net increase (decrease) in shares outstanding	3,005,802	$44,416,141

Class B
Year ended November 30, 2014:
Shares sold	175,020	$2,575,513
Shares issued in reinvestment of dividends and distributions	89,953	1,298,916
Shares reacquired	(217,397)	(3,192,518)

Net increase (decrease) in shares outstanding before conversion	47,576	681,911
Shares reacquired upon conversion into Class A	(66,932)	(988,771)

Net increase (decrease) in shares outstanding	(19,356)	$(306,860)

Year ended November 30, 2013:
Shares sold	432,165	$6,034,471
Shares issued in reinvestment of dividends and distributions	20,454	255,463
Shares reacquired	(143,721)	(2,002,065)

Net increase (decrease) in shares outstanding before conversion	308,898	4,287,869
Shares reacquired upon conversion into Class A	(57,787)	(793,123)

Net increase (decrease) in shares outstanding	251,111	$3,494,746

Prudential Financial Services Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2014:
Shares sold	1,467,841	$21,457,071
Shares issued in reinvestment of dividends and distributions	291,955	4,212,910
Shares reacquired	(914,050)	(13,296,582)

Net increase (decrease) in shares outstanding before conversion	845,746	12,373,399
Shares reacquired upon conversion into Class Z	(64,994)	(951,909)

Net increase (decrease) in shares outstanding	780,752	$11,421,490

Year ended November 30, 2013:
Shares sold	1,674,948	$23,417,694
Shares issued in reinvestment of dividends and distributions	60,415	753,978
Shares reacquired	(527,646)	(7,409,624)

Net increase (decrease) in shares outstanding before conversion	1,207,717	16,762,048
Shares reacquired upon conversion into Class Z	(18,847)	(263,321)

Net increase (decrease) in shares outstanding	1,188,870	$16,498,727

Class R
Year ended November 30, 2014
Shares sold	272,458	$4,371,020
Shares issued in reinvestment of dividends and distributions	15,869	250,410
Shares reacquired	(159,366)	(2,546,230)

Net increase (decrease) in shares outstanding	128,961	$2,075,200

Year ended November 30, 2013:
Shares sold	185,034	$2,874,632
Shares issued in reinvestment of dividends and distributions	582	7,870
Shares reacquired	(41,501)	(635,233)

Net increase (decrease) in shares outstanding	144,115	$2,247,269

34

Class Z	Shares	Amount
Year ended November 30, 2014:
Shares sold	3,000,903	$49,283,129
Shares issued in reinvestment of dividends and distributions	500,394	8,091,367
Shares reacquired	(4,087,630)	(67,363,619)

Net increase (decrease) in shares outstanding before conversion	(586,333)	(9,989,123)
Shares issued upon conversion from Class A and Class C	1,055,917	17,695,240
Shares reacquired upon conversion into Class A	(5,077)	(84,327)

Net increase (decrease) in shares outstanding	464,507	$7,621,790

Year ended November 30, 2013:
Shares sold	4,519,880	$69,660,554
Shares issued in reinvestment of dividends and distributions	120,281	1,663,484
Shares reacquired	(2,279,135)	(35,630,438)

Net increase (decrease) in shares outstanding before conversion	2,361,026	35,693,600
Shares issued upon conversion from Class A and Class C	40,802	649,322
Shares reacquired upon conversion into Class A	(7,633)	(121,866)

Net increase (decrease) in shares outstanding	2,394,195	$36,221,056

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2014. The average daily balance for the 13 days that the Fund had loans outstanding during the period was approximately $924,154, borrowed at a weighted average interest rate of 1.41%. At November 30, 2014, the Fund did not have an outstanding loan amount.

Prudential Financial Services Fund	35

Notes to Financial Statements

continued

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gain distributions on December 19, 2014 to shareholders of record on December 22, 2014. The ex-dividend date was December 23, 2014. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
Class A	$0.21826	$0.90387	$0.60556
Class B	$0.12022	$0.90387	$0.60556
Class C	$0.12022	$0.90387	$0.60556
Class R	$0.18652	$0.90387	$0.60556
Class Z	$0.26640	$0.90387	$0.60556

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.34	$13.25	$10.86	$12.89	$11.85
Income (loss) from investment operations:
Net investment income	.21	.12	.09	.18	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	4.41	2.48	(1.50)	.98
Total from investment operations	.03	4.53	2.57	(1.32)	1.04
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.10)	(.18)	(.02)	-
Distributions from net realized gains	(1.35)	(.34)	-	(.69)	-
Total dividends and distributions	(1.50)	(.44)	(.18)	(.71)	-
Net asset value, end of year	$15.87	$17.34	$13.25	$10.86	$12.89
Total Return(b):	.22%	35.12%	24.15%	(11.19)%	8.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$190,097	$213,603	$123,375	$100,770	$107,000
Average net assets (000)	$213,715	$173,140	$114,947	$124,866	$100,055
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.31%	1.33%	1.41%	1.43%	1.44%
Expenses before waivers and/or expense reimbursement	1.31%	1.33%	1.41%	1.43%	1.44%
Net investment income	1.31%	.76%	.73%	1.38%	.49%
Portfolio turnover rate	66%	62%	63%	83%	68%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.91	$12.20	$9.99	$11.99	$11.09
Income (loss) from investment operations:
Net investment income (loss)	.09	.01	- (b)	.08	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	4.06	2.31	(1.39)	.92
Total from investment operations	(.09)	4.07	2.31	(1.31)	.90
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.02)	(.10)	-	-
Distributions from net realized gains	(1.35)	(.34)	-	(.69)	-
Total dividends and distributions	(1.40)	(.36)	(.10)	(.69)	-
Net asset value, end of year	$14.42	$15.91	$12.20	$9.99	$11.99
Total Return(c):	(.56)%	34.22%	23.40%	(11.92)%	8.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,222	$15,998	$9,205	$8,067	$9,863
Average net assets (000)	$15,963	$12,433	$8,579	$10,502	$10,132
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.01%	2.03%	2.11%	2.13%	2.14%
Expenses before waivers and/or expense reimbursement	2.01%	2.03%	2.11%	2.13%	2.14%
Net investment income (loss)	.61%	.04%	.02%	.70%	(.21)%
Portfolio turnover rate	66%	62%	63%	83%	68%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.91	$12.20	$9.99	$11.99	$11.09
Income (loss) from investment operations:
Net investment income (loss)	.09	.01	- (b)	.08	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	4.06	2.31	(1.39)	.93
Total from investment operations	(.09)	4.07	2.31	(1.31)	.90
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.02)	(.10)	-	-
Distributions from net realized gains	(1.35)	(.34)	-	(.69)	-
Total dividends and distributions	(1.40)	(.36)	(.10)	(.69)	-
Net asset value, end of year	$14.42	$15.91	$12.20	$9.99	$11.99
Total Return(c):	(.55)%	34.22%	23.40%	(11.92)%	8.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$63,519	$57,635	$29,703	$25,697	$25,408
Average net assets (000)	$63,592	$43,393	$28,075	$31,164	$26,326
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.01%	2.03%	2.11%	2.13%	2.14%
Expenses before waivers and/or expense reimbursement	2.01%	2.03%	2.11%	2.13%	2.14%
Net investment income (loss)	.58%	.04%	.03%	.71%	(.23)%
Portfolio turnover rate	66%	62%	63%	83%	68%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	39

Financial Highlights

continued

Class R Shares
	Year Ended November 30,		February 3, 2012(a) through November 30,
	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$17.32	$13.23	$12.24
Income (loss) from investment operations:
Net investment income (loss)	.16	.05	-	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	4.45	.99
Total from investment operations	(.01)	4.50	.99
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.07)	-
Distributions from net realized gains	(1.35)	(.34)	-
Total dividends and distributions	(1.47)	(.41)	-
Net asset value, end of period	$15.84	$17.32	$13.23
Total Return(c):	(.04)%	34.92%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,594	$2,789	$224
Average net assets (000)	$4,013	$1,238	$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.51%	1.53%	1.61%	(e)
Expenses before waivers and/or expense reimbursement	1.76%	1.78%	1.86%
Net investment income (loss)	1.02%	.30%	(.02)%	(e)
Portfolio turnover rate	66%	62%	63%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.79	$13.58	$11.13	$13.20	$12.08
Income (loss) from investment operations:
Net investment income	.26	.17	.13	.24	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	4.51	2.53	(1.57)	1.02
Total from investment operations	.08	4.68	2.66	(1.33)	1.12
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.13)	(.21)	(.05)	-
Distributions from net realized gains	(1.35)	(.34)	-	(.69)	-
Total dividends and distributions	(1.55)	(.47)	(.21)	(.74)	-
Net asset value, end of year	$16.32	$17.79	$13.58	$11.13	$13.20
Total Return(b):	.51%	35.50%	24.57%	(10.98)%	9.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$112,815	$114,754	$55,071	$24,313	$21,925
Average net assets (000)	$116,858	$88,911	$40,829	$32,896	$19,814
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01%	1.03%	1.11%	1.13%	1.14%
Expenses before waivers and/or expense reimbursement	1.01%	1.03%	1.11%	1.13%	1.14%
Net investment income	1.59%	1.05%	1.04%	1.78%	.81%
Portfolio turnover rate	66%	62%	63%	83%	68%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2015

42

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2014, the Fund reports the maximum amount allowed per share but not less than $0.85 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Financial Services Fund	26.78%	6.29%

For the year ended November 30, 2014, the Fund made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Portfolio in accordance with Section 853 of the Internal Revenue Code of the following amounts: $721,752 foreign tax credit from recognized foreign source income of $11,199,887.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2014.

Prudential Financial Services Fund	43

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Sector Funds, Inc., which is comprised of Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	186,143,535.948	97.300%	60.258%
WITHHELD	5,166,610.397	2.700%	1.672%

(b) Kevin J. Bannon;
FOR	186,513,177.133	97.493%	60.378%
WITHHELD	4,796,969.212	2.507%	1.552%

(c) Linda W. Bynoe;
FOR	186,315,566.540	97.390%	60.314%
WITHHELD	4,994,579.805	2.610%	1.616%

(d) Keith F. Hartstein;
FOR	186,493,598.647	97.483%	60.371%
WITHHELD	4,816,547.698	2.517%	1.559%

(e) Michael S. Hyland;
FOR	186,366,730.349	97.417%	60.330%
WITHHELD	4,943,415.996	2.583%	1.600%

(f) Stephen P. Munn;
FOR	186,308,179.255	97.386%	60.311%
WITHHELD	5,001,967.090	2.614%	1.619%

(g) James E. Quinn;
FOR	186,449,478.846	97.460%	60.357%
WITHHELD	4,860,667.499	2.540%	1.573%

(h) Richard A. Redeker;
FOR	186,279,988.297	97.371%	60.302%
WITHHELD	5,030,158.048	2.629%	1.628%

(i) Stephen G. Stoneburn;
FOR	186,295,600.207	97.379%	60.307%
WITHHELD	5,014,546.138	2.621%	1.623%

44

	SHARES VOTED	% OF VOTED	% OF TOTAL
(j) Stuart S. Parker;
FOR	186,529,120.635	97.501%	60.383%
WITHHELD	4,781,025.710	2.499%	1.547%

(k) Scott E. Benjamin; and
FOR	186,482,750.770	97.477%	60.368%
WITHHELD	4,827,395.575	2.523%	1.562%

(l) Grace C. Torres.
FOR	186,229,127.735	97.345%	60.286%
WITHHELD	5,081,018.610	2.655%	1.644%

The special meeting of shareholders of the Prudential Financial Services Fund (the “Fund”) held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015, to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	4,101,884.833	19.797	16.025
AGAINST	561,912.569	2.712	2.195
ABSTAIN	214,264.042	1.035	0.837
BROKER NON-VOTE	15,841,699.201	76.456	61.887

TOTAL	20,719,760.645	100.000	80.944

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,846,283.766	13.738	11.119
AGAINST	1,825,813.533	8.812	7.133
ABSTAIN	205,963.895	0.994	0.805
BROKER NON-VOTE	15,841,699.451	76.456	61.887

TOTAL	20,719,760.645	100.000	80.944

Prudential Financial Services Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Financial Services Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Financial Services Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Financial Services Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also considered the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Financial Services Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons

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placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: N/A
Net Total Expenses: N/A

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.
•	The Board noted that the Fund’s actual management fee ranked second out of the four funds in its Peer Group. Further, the Fund had the lowest net total expenses of its Peer Group.
•

The Board concluded that, in light of the Fund’s competitive performance against its Peer Universe and benchmark index over longer periods, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403

MF188E    0272162-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT • NOVEMBER 30, 2014

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Health Sciences Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	36.43%	255.90%	423.47%	—
Class B	35.48	243.64	387.28	—
Class C	35.49	243.79	387.26	—
Class R	36.17	N/A	N/A	126.26% (2/3/12)
Class Z	36.84	261.25	438.19	—
S&P 1500 Health Care Index	26.96	155.99	201.59	—
S&P Composite 1500 Index	16.03	111.89	121.24	—
Lipper Health/Biotechnology Funds Avg.	29.12	194.59	262.85	—

Average Annual Total Returns (With Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	27.99%	27.20%	16.86%	—
Class B	29.50	27.69	16.68	—
Class C	33.48	27.76	16.68	—
Class R	35.18	N/A	N/A	34.00% (2/3/12)
Class Z	35.85	29.04	17.85	—
S&P 1500 Health Care Index	24.79	19.84	10.95	—
S&P Composite 1500 Index	13.08	15.62	7.89	—
Lipper Health/Biotechnology Funds Avg.	27.78	22.80	12.81	—

Average Annual Total Returns (With Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	28.92%	27.45%	17.34%	—
Class B	30.48	27.93	17.16	—
Class C	34.49	28.01	17.16	—
Class R	36.17	N/A	N/A	33.51% (2/3/12)
Class Z	36.84	29.29	18.33	—

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Average Annual Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	36.43%	28.90%	18.00%	—
Class B	35.48	28.00	17.16	—
Class C	35.49	28.01	17.16	—
Class R	36.17	N/A	N/A	33.51% (2/3/12)
Class Z	36.84	29.29	18.33	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2004) and the account values at the end of the current fiscal year (November 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charges	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 1500 Health Care Index

The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P Composite 1500 Index. S&P 1500 Health Care Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 104.71% for Class R. S&P 1500 Health Care Index Closest Month-End to Inception average annual total return as of 12/31/14 is 27.43% for Class R.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 66.68% for Class R. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/14 is 19.12% for Class R.

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Lipper Health/Biotechnology Funds Average

The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/14 is 114.46% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/14 is 29.70% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/14
BioMarin Pharmaceutical, Inc., Biotechnology	5.3%
Covidien PLC, Health Care Equipment	5.2
Alexion Pharmaceuticals, Inc., Biotechnology	4.4
Incyte Corp., Biotechnology	4.1
Vertex Pharmaceuticals, Inc., Biotechnology	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/14
Biotechnology	45.1%
Pharmaceuticals	28.0
Health Care Equipment	7.1
Managed Health Care	4.2
Life Sciences Tools & Services	4.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares climbed 36.43% in the 12 months ended November 30, 2014, outperforming the 26.96% return of the S&P 1500 Health Care Index (the Index) and the 29.12% return of the Lipper Health/Biotechnology Funds Average.

In the Index, every sector except health care technology posted double-digit gains, with biotechnology advancing the most. Health care technology declined nominally. In the Fund, holdings in biotechnology, life sciences tools and services, and pharmaceuticals, made the biggest gains, with biotechnology positions contributing most to return. The Fund’s health care technology holdings lost ground and detracted from return.

What was the market environment?

•

The US equity market’s advance during the reporting period reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs.

•	The Federal Reserve tapered its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions.

•	US Gross Domestic Product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

•	Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions.

•	China’s expansion moderated as the country sought a better balance between internal and external growth.

Which holdings made the largest positive contributions to the Fund’s return?

Biotechnology holdings were key contributors to the Fund’s strong returns.

•

Puma Biotechnology soared on Phase 3 clinical trial results that showed that its experimental drug neratinib was effective as an adjuvant, or supplementary, treatment for a certain type of breast cancer.

•

Alnylam Pharmaceuticals advanced on positive clinical data from studies of its therapies for acute intermittent porphyria (an enzyme-deficiency orphan disease), hemophilia, and rare bleeding disorders. Alnylam develops drugs that target and “knock down,” or silence, messenger RNA, thereby preventing the production of disease-causing proteins.

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Please see “Comments on Largest Holdings” below for discussion of other significant biotechnology contributors, Vertex Pharmaceuticals, Alexion Pharmaceuticals, and Incyte.

In pharmaceuticals:

•

Allergan advanced on a takeover bid from Valeant, a Canadian pharmaceutical company, assisted by Pershing Square, a US-based hedge fund. The company, which makes Restasis (chronic dry eye), Botox (medical aesthetics, urinary irregularities, migraine headaches, muscle stiffness), Juvederm (dermal filler), and Lumigan (glaucoma), was eventually acquired by Actavis, another pharmaceuticals company.

•

Dublin-based specialty biopharmaceutical company Shire also rose on a takeover bid. Separately, a US court ruled that certain Shire patents are valid, suggesting that generic competition for Vyvanse, Shire’s treatment for attention deficit/hyperactivity disorder, will likely be blocked until 2024.

•

Pacira Pharmaceuticals’ gain reflected strong demand for its leading product, Exparel, a very profitable long-acting anesthetic/analgesic product for postsurgical pain management. Exparel reduces opioid usage and shortens hospital stays. Given manufacturing complexities and a patent that lasts until 2018 (with another patent and a 2031 expiration pending), the potential for generic or bioequivalent competition is limited.

Illumina was a performer of note in life sciences tools and services, while HCA Holdings made a strong advance in health care facilities:

•

Illumina’s strength reflected building demand for its next-generation gene-sequencing technology. Innovative applications of the technology in user end markets are early in development, suggesting the potential for considerable future growth.

•

HCA Holdings, the nation’s largest private hospital system and one of the country’s largest operators of ambulatory surgery centers, leveraged its industry-leading scale to drive cost synergies and generate better-than-industry-average volume growth and operating margins.

Which holdings detracted most from the Fund’s return?

Biotechnology holdings were key detractors from performance.

•

Intercept Pharmaceuticals declined on safety concerns related to its key drug candidate, obeticholic acid (OCA). OCA is being developed for a variety of chronic liver diseases. A study evaluating it as a treatment of non-alcoholic

Prudential Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

steatohepatitis (NASH) showed that OCA improved liver histology and fibrosis but adversely affected cholesterol levels. Consequently, OCA may have to be evaluated further to examine side effects and safety concerns.

•

Celldex Therapeutics is developing targeted immunotherapies that combat aggressive malignancies for which no treatments currently exist. The company’s lead products, rindopepimut, a peptide-based vaccine for breast cancer, and glembatumumab, an antibody-drug conjugate for brain tumors, are currently in Phase 3 studies. The stock’s decline may have reflected an extension of the company’s drug development timeline as the enrollment and scope of a clinical trial expanded.

•

Shares of Kindred Biosciences fell on news that a pivotal study of CereKin, its interleukin-1 inhibitor for the control of pain and inflammation associated with osteoarthritis in dogs, did not meet its primary endpoint. Kindred focuses on pet therapeutics. The biopharmaceutical company’s other product candidates include AtoKin, for the treatment of atopic dermatitis in dogs, and SentiKin, for the treatment of post-operative pain in dogs.

In pharmaceuticals:

•

The Medicines Co.’s decline was related to potential generic competitive threats to Angiomax, which is used as an anticoagulant, and the possible need to raise capital to fund acquisition costs and development and regulatory milestones associated with its pipeline of acquired assets. Medicines Co. develops treatments used in acute care settings, such as emergency rooms, surgical suites, and cardiac catheterization labs.

•

Aratana Therapeutics licenses, develops, and sells innovative biopharmaceutical products for cats, dogs, and other companion animals. Its decline may have been related to pet therapeutics company Kindred Bioscience’s CereKin trial failure (see above). Aratana’s extensive product pipeline includes therapies for B-cell lymphoma in dogs, pain and inflammation associated with osteoarthritis in dogs, appetite stimulation in dogs, and post-operative pain management in dogs.

In health care equipment and supplies:

•

Novadaq Technologies’ drop reflected a legal dispute and the financial effects of a shift in business mix toward capital equipment sales and away from recurring revenue. Novadaq’s SPY imaging technology, which allows surgeons to monitor blood flow during minimally invasive and interventional surgical procedures, has been approved for use in coronary artery bypass grafts, plastic and reconstructive surgery, microsurgery, organ transplants, and gastrointestinal surgery.

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•

Shares of Derma Sciences fell in part on lower-than-expected revenue, competitive pressures, and disappointingly slow enrollment in a Phase 3 trial of DSC127, a topical gel for the treatment of diabetic foot ulcers. Derma’s traditional and advanced wound care products have provided stable base revenues and positive cash flow to help offset the expense of developing DSC127, which could provide a significant new revenue stream if approved.

Were there significant changes to the portfolio?

Sector weights were largely stable, with a significant overweight in biotechnology decreasing slightly, and exposure to pharmaceuticals increasing modestly. New positions were established in companies such as Covidien, AstraZeneca, Intercept Pharmaceuticals, and Shire. Positions in companies such as Puma Biotechnology and Merck were eliminated.

Prudential Jennison Health Sciences Fund	9

Comments on Largest Holdings

5.3%	BioMarin Pharmaceutical, Inc., Biotechnology

BioMarin develops pharmaceuticals for rare, often genetic diseases that affect small percentages of the population. Once approved, these therapies are often granted exclusive marketing rights for several years and frequently command high prices. The company already has commercial products for Morquio A syndrome, MPS VI (Maroteaux-Lamy syndrome), MPS I (Hurler syndrome); and phenylketonuria, or PKU. Orphan disease drugs in development include therapies for achondroplasia, genetically defined cancer, and Pompe disease.

5.2%	Covidien PLC, Health Care Equipment

Dublin-based Covidien develops, makes, and markets healthcare products for use in clinical and home settings worldwide. Medtronic, another medical device company, announced in June plans to acquire Covidien; the acquisition has been approved by the boards of both companies.

4.4%	Alexion Pharmaceuticals, Inc., Biotechnology

Alexion Pharmaceuticals’ lead product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria, or PNH, and atypical hemolytic uremic syndrome, or aHUS. The company is aggressively pursuing label expansion opportunities in other autoimmune and inflammatory disease settings.

4.1%	Incyte Corp., Biotechnology

Incyte’s Jakafi is the only treatment approved in the US for patients suffering from intermediate or high-risk myelofibrosis, a serious neoplastic condition characterized by bone marrow failure, splenic enlargement, and debilitating constitutional symptoms. Jakafi’s anti-inflammatory properties may be useful in combatting a broad range of cancers.

2.9%	Vertex Pharmaceuticals, Inc., Biotechnology

Phase 3 clinical trials have shown that a combination of two Vertex Pharmaceuticals drugs, one already approved, effectively treats cystic fibrosis, potentially clearing the way for approval of a new treatment option for nearly half the patients with the genetic disease.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2014, at the beginning of the period, and held through the six-month period ended November 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Health Sciences Fund	11

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,264.80	1.16%	$6.59
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class B	Actual	$1,000.00	$1,260.30	1.86%	$10.54
	Hypothetical	$1,000.00	$1,015.74	1.86%	$9.40

Class C	Actual	$1,000.00	$1,260.40	1.86%	$10.54
	Hypothetical	$1,000.00	$1,015.74	1.86%	$9.40

Class R	Actual	$1,000.00	$1,263.50	1.36%	$7.72
	Hypothetical	$1,000.00	$1,018.25	1.36%	$6.88

Class Z	Actual	$1,000.00	$1,266.50	0.86%	$4.89
	Hypothetical	$1,000.00	$1,020.76	0.86%	$4.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended November 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.15%	1.15%
B	1.85	1.85
C	1.85	1.85
R	1.60	1.35
Z	0.85	0.85

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2014

Description	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%

COMMON STOCKS 95.9%

Biotechnology 45.1%
ACADIA Pharmaceuticals, Inc.*(a)	889,900	$26,581,313
Acorda Therapeutics, Inc.*(a)	264,121	9,627,210
Agios Pharmaceuticals, Inc.*(a)	123,489	12,448,926
Alder Biopharmaceuticals, Inc.*(a)	779,016	12,713,541
Alexion Pharmaceuticals, Inc.*	662,876	129,194,532
Alnylam Pharmaceuticals, Inc.*(a)	787,111	79,144,011
Applied Genetic Technologies Corp.*(a)	654,132	13,206,925
Atara Biotherapeutics, Inc.*(a)	232,954	6,289,758
Auspex Pharmaceuticals, Inc.*	212,166	5,140,782
Avalanche Biotechnologies, Inc.*(a)	77,471	3,059,330
Biogen Idec, Inc.*	238,112	73,264,681
BioMarin Pharmaceutical, Inc.*	1,752,708	157,252,962
Bluebird Bio, Inc.*	441,112	18,187,048
Calithera Biosciences, Inc.*	428,224	4,569,150
Cara Therapeutics, Inc.*(a)	220,910	2,041,208
Celgene Corp.*(a)	406,033	46,161,892
Celldex Therapeutics, Inc.*(a)	1,538,142	31,193,520
Chimerix, Inc.*(a)	383,485	13,514,011
Dyax Corp.*	1,272,945	17,872,148
Eagle Pharmaceuticals, Inc.*	683,914	8,624,156
Fibrocell Science, Inc.*(a)	1,681,393	4,539,761
Flexion Therapeutics, Inc.*	83,877	1,438,491
Gilead Sciences, Inc.*(a)	636,020	63,805,526
Incyte Corp.*(a)	1,607,959	121,481,302
Insmed, Inc.*	505,689	7,135,272
Intercept Pharmaceuticals, Inc.*(a)	383,706	55,150,063
Isis Pharmaceuticals, Inc.*(a)	1,444,868	74,829,714
Kindred Biosciences, Inc.*	1,471,075	14,151,741
Kite Pharma, Inc.*(a)	77,061	3,235,021
KYTHERA Biopharmaceuticals, Inc.*(a)	176,918	6,767,114
MacroGenics, Inc.*	87,988	2,486,541
Medgenics, Inc.*	661,601	2,732,412
Otonomy, Inc.*	889,099	21,347,267
OvaScience, Inc.*(a)	485,999	12,276,335
OvaScience, Inc., Reg D, PIPE*	459,488	11,606,667
Portola Pharmaceuticals, Inc.*(a)	634,971	17,855,385
ProQR Therapeutics NV (Netherlands)*(a)	291,920	4,428,426
Prothena Corp. PLC (Ireland)*	472,125	11,444,310

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Receptos, Inc.*	281,422	$38,076,397
Regeneron Pharmaceuticals, Inc.*(a)	56,956	23,699,961
Regulus Therapeutics, Inc.*(a)	398,157	7,461,462
Retrophin, Inc.*(a)	317,938	3,211,174
Sangamo BioSciences, Inc.*(a)	1,369,675	16,545,674
Synta Pharmaceuticals Corp.*(a)	2,599,873	8,241,597
TG Therapeutics, Inc.*(a)	404,922	6,041,436
Ultragenyx Pharmaceutical, Inc.*(a)	554,336	24,163,506
Vascular Biogenics Ltd. (Israel)*	516,981	3,107,056
Verastem, Inc.*(a)	444,512	4,133,962
Vertex Pharmaceuticals, Inc.*	737,060	86,884,633
Zafgen, Inc.*(a)	153,985	3,635,586

		1,332,000,896

Education Services 0.1%
Cambian Group PLC (United Kingdom), 144A*(b)	842,186	3,157,211

Health Care Distributors 2.0%
McKesson Corp.	282,583	59,557,193

Health Care Equipment 6.9%
Covidien PLC	1,531,653	154,696,953
DBV Technologies SA (France), ADR*	292,577	7,419,753
GenMark Diagnostics, Inc.*(a)	1,777,085	20,187,686
Innocoll AG (Germany), ADR*	270,873	2,101,974
Nevro Corp.*	43,104	1,163,377
Novadaq Technologies, Inc. (Canada)*(a)	891,020	12,786,137
Tandem Diabetes Care, Inc.*(a)	44,925	634,790
Tornier NV*	202,999	5,418,043

		204,408,713

Health Care Facilities 3.7%
Acadia Healthcare Co., Inc.*(a)	531,869	32,981,197
HCA Holdings, Inc.*	608,928	42,436,192
Universal Health Services, Inc. (Class B Stock)	337,226	35,280,584

		110,697,973

Health Care Services 1.0%
Envision Healthcare Holdings, Inc.*	629,198	22,248,441
Premier, Inc. (Class A Stock)*	197,300	6,712,146

		28,960,587

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Supplies 0.7%
Cooper Cos., Inc. (The)	61,830	$10,443,087
Derma Sciences, Inc.*(a)	910,180	7,472,578
InspireMD, Inc. (United Kingdom)*(a)	1,559,932	1,497,535

		19,413,200

Health Care Technology 0.1%
Castlight Health, Inc. (Class B Stock)*	206,145	2,562,382

Life Sciences Tools & Services 4.1%
Fluidigm Corp.*(a)	669,117	20,628,877
Genfit*(a)	280,749	13,891,184
Illumina, Inc.*(a)	332,993	63,565,034
WuXi PharmaTech Cayman, Inc. (China), ADR*	659,102	22,613,790

		120,698,885

Managed Health Care 4.2%
Centene Corp.*	505,251	49,903,641
Cigna Corp.	336,070	34,578,243
Molina Healthcare, Inc.*	332,569	17,000,927
UnitedHealth Group, Inc.	223,704	22,063,926

		123,546,737

Pharmaceuticals 28.0%
AbbVie, Inc.	423,851	29,330,489
Actavis PLC*	286,448	77,515,693
Aerie Pharmaceuticals, Inc.*	1,330,263	35,079,035
Allergan, Inc.	281,811	60,276,555
Aratana Therapeutics, Inc.*(a)	1,420,273	18,818,617
Assembly Biosciences, Inc.*	439,951	3,651,593
AstraZeneca PLC (United Kingdom), ADR	769,925	57,105,337
Avanir Pharmaceuticals, Inc.*(a)	768,460	11,465,423
Bristol-Myers Squibb Co.	983,571	58,079,868
Dermira, Inc.*	234,064	4,037,604
Eli Lilly & Co.	356,458	24,281,919
Flamel Technologies SA (France), ADR*	704,554	10,068,077
Foamix Pharmaceuticals Ltd. (Israel)*	486,533	2,588,356
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	172,787	13,378,897
Intersect ENT, Inc.*	27,178	470,179
Jazz Pharmaceuticals PLC*	172,012	30,461,605
Medicines Co. (The)*	871,797	23,372,878

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
MediWound Ltd. (Israel)*	178,053	$1,052,293
Novo Nordisk A/S (Denmark), ADR	478,535	21,754,201
Pacira Pharmaceuticals, Inc.*(a)	816,450	76,689,149
Perrigo Co. PLC	280,027	44,857,525
Revance Therapeutics, Inc.*(a)	75,794	1,246,053
Roche Holding AG (Switzerland)	287,488	86,028,078
Shire PLC (Ireland), ADR	272,548	58,216,253
Tetraphase Pharmaceuticals, Inc.*(a)	894,479	23,614,246
Valeant Pharmaceuticals International, Inc.*	298,944	43,481,405
XenoPort, Inc.*	433,254	3,855,961
ZS Pharma, Inc.*(a)	96,237	4,134,342

		824,911,631

TOTAL COMMON STOCKS (cost $1,630,712,207)		2,829,915,408

PREFERRED STOCK 0.2%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $2,400,000; purchased 08/31/12)*(b)(c) (cost $2,400,000)	4,084,064	4,218,577

	Units
WARRANTS*

Biotechnology
OncoGenex Pharmaceutical, Inc., expiring 10/19/15, Private Placement (original cost $0; purchased 10/19/10)(b)(c)	77,140	—

Health Care Equipment
SANUWAVE Health, Inc., expiring 04/08/16, Private Placement (original cost $0; purchased 04/08/11)(b)(c)	787,690	—

Health Care Supplies
Derma Sciences, Inc., expiring 06/23/16, Private Placement (original cost $47,950; purchased 06/17/11)(b)(c)	342,500	89,796

TOTAL WARRANTS (cost $47,950)		89,796

TOTAL LONG-TERM INVESTMENTS (cost $1,633,160,157)		2,834,223,781

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 21.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $637,948,012; includes $510,022,722 of cash collateral for securities on loan) (Note 3)(d)(e)	637,948,012	$637,948,012

TOTAL INVESTMENTS 117.7% (cost $2,271,108,169; Note 5)		3,472,171,793
Liabilities in excess of other assets (17.7)%		(521,704,960)

NET ASSETS 100.0%		$2,950,466,833

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

ADR—American Depositary Receipt

PIPE—Private Investment in Public Entity

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $499,606,218; cash collateral of $517,503,986 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments or held in cash. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security that has been deemed illiquid.
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $2,447,950. The aggregate value of $4,308,373 is approximately 0.1% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Portfolio of Investments

as of November 30, 2014 continued

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Biotechnology	$1,320,394,229	$11,606,667	$—
Education Services	3,157,211	—	—
Health Care Distributors	59,557,193	—	—
Health Care Equipment	204,408,713	—	—
Health Care Facilities	110,697,973	—	—
Health Care Services	28,960,587	—	—
Health Care Supplies	19,413,200	—	—
Health Care Technology	2,562,382	—	—
Life Sciences Tools & Services	106,807,701	13,891,184	—
Managed Health Care	123,546,737	—	—
Pharmaceuticals	738,883,553	86,028,078	—
Preferred Stock
Health Care Equipment	—	—	4,218,577
Warrants
Biotechnology	—	—	—
Health Care Equipment	—	—	—
Health Care Supplies	—	—	89,796
Affiliated Money Market Mutual Fund	637,948,012	—	—

Total	$3,356,337,491	$111,525,929	$4,308,373

See Notes to Financial Statements.

20

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants
Balance as of 11/30/13	$7,146,168	$17,637,219	$711,031
Realized gain (loss)	5,405,803	—	—
Change in unrealized appreciation (depreciation)*	(1,646,172)	815,269	(621,235)
Purchases	—	—	—
Sales	(10,905,799)	(14,233,911)	—
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 11/30/14	$—	$4,218,577	$89,796

*	Of which, $194,034 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, there were four preferred stocks transferred out of Level 3 as a result of being traded on an exchange.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Included in the table, under Level 3 securities, is one preferred stock that was fair valued using the original cost adjusted for daily changes in indices deemed directly or indirectly correlated to the security. For three warrants received in a private placement offering, the valuation was based on the Black-Scholes model with a discretionary volatility factor.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Portfolio of Investments

as of November 30, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2014 was as follows (Unaudited):

Biotechnology	45.1%
Pharmaceuticals	28.0
Affiliated Money Market Mutual Fund (including 17.3% of collateral for securities on loan)	21.6
Health Care Equipment	7.1
Managed Health Care	4.2
Life Sciences Tools & Services	4.1
Health Care Facilities	3.7
Health Care Distributors	2.0
Health Care Services	1.0%
Health Care Supplies	0.7
Education Services	0.1
Health Care Technology	0.1

117.7
Liabilities in excess of other assets	(17.7)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$89,796	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2014 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(621,235)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • NOVEMBER 30, 2014

Prudential Jennison Health Sciences Fund

Statement of Assets and Liabilities

as of November 30, 2014

Assets
Investments at value, including securities on loan of $499,606,218:
Unaffiliated Investments (cost $1,633,160,157)	$2,834,223,781
Affiliated Investments (cost $637,948,012)	637,948,012
Cash	1,024,968
Restricted cash	7,481,264
Receivable for investments sold	43,936,341
Receivable for Fund shares sold	2,848,453
Tax reclaim receivable	2,101,973
Dividends receivable	280,914
Prepaid expenses	21,815

Total assets	3,529,867,521

Liabilities
Payable to broker for collateral for securities on loan	517,503,986
Payable for investments purchased	56,425,824
Payable for Fund shares reacquired	2,418,366
Management fee payable	1,678,842
Accrued expenses	695,070
Distribution fee payable	626,257
Affiliated transfer agent fee payable	52,343

Total liabilities	579,400,688

Net Assets	$2,950,466,833

Net assets were comprised of:
Common stock, at par	$557,616
Paid-in capital in excess of par	1,364,385,874

1,364,943,490
Accumulated net investment loss	(2,831,897)
Accumulated net realized gain on investment and foreign currency transactions	387,338,239
Net unrealized appreciation on investments and foreign currencies	1,201,017,001

Net assets, November 30, 2014	$2,950,466,833

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share ($1,391,205,570 ÷ 26,331,967 shares of common stock issued and outstanding)	$52.83
Maximum sales charge (5.50% of offering price)	3.07

Maximum offering price to public	$55.90

Class B
Net asset value, offering price and redemption price per share
($59,898,656 ÷ 1,333,067 shares of common stock issued and outstanding)	$44.93

Class C
Net asset value, offering price and redemption price per share
($302,715,411 ÷ 6,739,178 shares of common stock issued and outstanding)	$44.92

Class R
Net asset value, offering price and redemption price per share
($13,988,059 ÷ 266,423 shares of common stock issued and outstanding)	$52.50

Class Z
Net asset value, offering price and redemption price per share
($1,182,659,137 ÷ 21,090,921 shares of common stock issued and outstanding)	$56.07

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	25

Statement of Operations

Year Ended November 30, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $634,403)	$9,207,066
Affiliated income from securities loaned, net	2,028,478
Affiliated dividend income	176,950

Total income	11,412,494

Expenses
Management fee	17,804,690
Distribution fee—Class A	3,644,301
Distribution fee—Class B	548,083
Distribution fee—Class C	2,667,819
Distribution fee—Class R	68,712
Distribution fee—Class X	43
Transfer agent’s fees and expenses (including affiliated expense of $413,200)	2,453,000
Custodian’s fees and expenses	344,000
Shareholders’ reports	153,000
Registration fees	145,000
Directors’ fees	66,000
Legal fees and expenses	33,000
Insurance expenses	27,000
Audit fee	23,000
Miscellaneous	23,509

Total expenses	28,001,157
Less: Distribution fee waiver—Class R	(22,904)

Net expenses	27,978,253

Net investment loss	(16,565,759)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	404,634,644
Foreign currency transactions	3,291

404,637,935

Net change in unrealized appreciation (depreciation) on:
Investments	383,613,040
Foreign currencies	(46,623)

383,566,417

Net gain on investment and foreign currency transactions	788,204,352

Net Increase In Net Assets Resulting From Operations	$771,638,593

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(16,565,759)	$(9,947,955)
Net realized gain on investment and foreign currency transactions	404,637,935	187,706,729
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	383,566,417	470,438,812

Net increase in net assets resulting from operations	771,638,593	648,197,586

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(984,113)
Class B	—	(71,246)
Class C	—	(290,873)
Class R	—	(2,145)
Class X	—	(299)
Class Z	—	(475,292)

	—	(1,823,968)

Distributions from net realized gains
Class A	(85,504,092)	(72,835,074)
Class B	(4,708,810)	(5,275,755)
Class C	(22,025,836)	(21,539,129)
Class R	(545,684)	(158,822)
Class X	(4,937)	(22,115)
Class Z	(53,894,992)	(35,195,293)

	(166,684,351)	(135,026,188)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	653,352,718	658,904,920
Net asset value of shares issued in reinvestment of dividends and distributions	144,318,984	118,428,663
Cost of shares reacquired	(612,047,859)	(400,618,495)

Net increase in net assets from Fund share transactions	185,623,843	376,715,088

Total increase	790,578,085	888,062,518

Net Assets:
Beginning of year	2,159,888,748	1,271,826,230

End of year	$2,950,466,833	$2,159,888,748

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company presently consists of three Portfolios: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. These financial statements relate to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are

28

valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event there is no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

30

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants: The Fund holds warrants acquired either through a direct purchase, included as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

32

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .72% for the year ended November 30, 2014.

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund.

The Fund also has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), pursuant to which PAD, along with PIMS serves as co-distributor of the Fund’s Class X shares. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, R and X Plans”), regardless of expenses actually incurred by PIMS and PAD. The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2016.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $404,143 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2014, it received $356, $74,058, and $4,565 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

34

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2014, PIM has been compensated $605,909 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2014 were $1,367,703,151 and $1,352,868,761, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2014, the adjustments were to decrease accumulated net investment loss and decrease accumulated net realized gain on investment and foreign currency transactions by $17,245,528 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net operating loss and investments in passive foreign investment companies. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2014, the tax character of distributions paid by the Fund were $27,637,078 of ordinary income and $139,047,273 of long-term capital

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

gains. For the year ended November 30, 2013, the tax character of distributions paid by the Fund were $39,643,318 of ordinary income and $97,206,838 of long-term capital gains.

As of November 30, 2014, the accumulated undistributed earnings on a tax basis were $103,109,506 of ordinary income and $284,302,006 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,274,013,336	$1,258,566,591	$(60,408,134)	$1,198,158,457	$(46,623)	$1,198,111,834

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases, except through an

36

exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months from the date of purchase. Class X shares are not subject to a front-end sales charge, but are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase. Class X shares will automatically convert to Class A shares approximately ten years after purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class R and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. On or about the close of business on June 29, 2012, the Fund was closed to new investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 315 million shares of $.01 par value per share common stock authorized which consist of 88 million shares of Class A common stock, 25 million shares of Class B common stock, 50 million shares of Class C common stock, 1 million shares of Class M common stock, 75 million shares of Class R common stock, 1 million shares of Class X common stock, and 75 million shares of Class Z common stock. As of November 30, 2014, PI owned 431 Class R shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2014:
Shares sold	5,927,408	$265,224,877
Shares issued in reinvestment of dividends and distributions	2,049,521	78,496,762
Shares reacquired	(6,797,581)	(293,513,923)

Net increase (decrease) in shares outstanding before conversion	1,179,348	50,207,716
Shares issued upon conversion from Class B, Class X and Class Z	142,297	6,314,472
Shares reacquired upon conversion into Class Z	(1,448,976)	(65,158,563)

Net increase (decrease) in shares outstanding	(127,331)	$(8,636,375)

Year ended November 30, 2013:
Shares sold	8,201,556	$287,680,212
Shares issued in reinvestment of dividends and distributions	2,418,349	67,616,532
Shares reacquired	(5,895,721)	(206,765,493)

Net increase (decrease) in shares outstanding before conversion	4,724,184	148,531,251
Shares issued upon conversion from Class B, Class C, Class X and Class Z	286,428	9,841,650
Shares reacquired upon conversion into Class Z	(106,793)	(3,776,542)

Net increase (decrease) in shares outstanding	4,903,819	$154,596,359

Prudential Jennison Health Sciences Fund	37

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended November 30, 2014:
Shares sold	67,586	$2,466,183
Shares issued in reinvestment of dividends and distributions	122,717	4,023,879
Shares reacquired	(225,610)	(8,409,436)

Net increase (decrease) in shares outstanding before conversion	(35,307)	(1,919,374)
Shares reacquired upon conversion into Class A	(130,228)	(4,944,517)

Net increase (decrease) in shares outstanding	(165,535)	$(6,863,891)

Year ended November 30, 2013:
Shares sold	186,144	$5,428,683
Shares issued in reinvestment of dividends and distributions	184,284	4,500,212
Shares reacquired	(251,947)	(7,856,770)

Net increase (decrease) in shares outstanding before conversion	118,481	2,072,125
Shares reacquired upon conversion into Class A	(265,199)	(7,844,361)

Net increase (decrease) in shares outstanding	(146,718)	$(5,772,236)

Class C
Year ended November 30, 2014:
Shares sold	431,143	$15,622,159
Shares issued in reinvestment of dividends and distributions	529,386	17,353,290
Shares reacquired	(962,875)	(35,570,036)

Net increase (decrease) in shares outstanding before conversion	(2,346)	(2,594,587)
Shares reacquired upon conversion into Class Z	(102,696)	(3,895,032)

Net increase (decrease) in shares outstanding	(105,042)	$(6,489,619)

Year ended November 30, 2013:
Shares sold	599,904	$17,319,980
Shares issued in reinvestment of dividends and distributions	706,357	17,242,181
Shares reacquired	(865,322)	(26,244,056)

Net increase (decrease) in shares outstanding before conversion	440,939	8,318,105
Shares reacquired upon conversion into Class A and Class Z	(49,514)	(1,539,156)

Net increase (decrease) in shares outstanding	391,425	$6,778,949

38

Class R	Shares	Amount
Year ended November 30, 2014:
Shares sold	238,625	$10,895,443
Shares issued in reinvestment of dividends and distributions	14,311	545,684
Shares reacquired	(153,493)	(6,583,135)

Net increase (decrease) in shares outstanding	99,443	$4,857,992

Year ended November 30, 2013:
Shares sold	200,765	$7,209,379
Shares issued in reinvestment of dividends and distributions	5,767	160,967
Shares reacquired	(76,369)	(2,742,640)

Net increase (decrease) in shares outstanding	130,163	$4,627,706

Class X
Period ended April 11, 2014*:
Shares sold	17	$737
Shares issued in reinvestment of dividends and distributions	139	4,937
Shares reacquired	(30)	(1,220)

Net increase (decrease) in shares outstanding before conversion	126	4,454
Shares reacquired upon conversion into Class A	(1,924)	(79,348)

Net increase (decrease) in shares outstanding	(1,798)	$(74,894)

Year ended November 30, 2013:
Shares issued in reinvestment of dividends and distributions	859	$22,414
Shares reacquired	(850)	(26,410)

Net increase (decrease) in shares outstanding before conversion	9	(3,996)
Shares reacquired upon conversion into Class A	(5,131)	(166,275)

Net increase (decrease) in shares outstanding	(5,122)	$(170,271)

Class Z
Year ended November 30, 2014:
Shares sold	7,638,706	$359,143,319
Shares issued in reinvestment of dividends and distributions	1,083,011	43,894,432
Shares reacquired	(5,733,506)	(267,970,109)

Net increase (decrease) in shares outstanding before conversion	2,988,211	135,067,642
Shares issued upon conversion from Class A and Class C	1,449,302	69,053,595
Shares reacquired upon conversion into Class A	(27,240)	(1,290,607)

Net increase (decrease) in shares outstanding	4,410,273	$202,830,630

Year ended November 30, 2013:
Shares sold	9,277,606	$341,266,666
Shares issued in reinvestment of dividends and distributions	983,198	28,886,357
Shares reacquired	(4,220,664)	(156,983,126)

Net increase (decrease) in shares outstanding before conversion	6,040,140	213,169,897
Shares issued upon conversion from Class A and Class C	142,120	5,299,323
Shares reacquired upon conversion into Class A	(46,532)	(1,814,639)

Net increase (decrease) in shares outstanding	6,135,728	$216,654,581

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prudential Jennison Health Sciences Fund	39

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended November 30, 2014.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared capital gains distributions on December 19, 2014 to shareholders of record on December 22, 2014. The ex-dividend date was December 23, 2014. The per share amounts declared were as follows:

	Long-Term Capital Gains	Short-Term Capital Gains
Class A, B, C, R and Z	$5.0722	$1.8397

40

Financial Highlights

Class A Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$41.99	$31.95	$25.77	$21.77	$18.79
Income (loss) from investment operations:
Net investment loss	(.30)	(.20)	(.17)	(.26)	(.14)
Net realized and unrealized gain on investment and foreign currency transactions	14.37	13.66	7.35	4.26	3.12
Total from investment operations	14.07	13.46	7.18	4.00	2.98
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-	-	-
Distributions from net realized gains	(3.23)	(3.37)	(1.00)	-	-
Total dividends and distributions	(3.23)	(3.42)	(1.00)	-	-
Net asset value, end of year	$52.83	$41.99	$31.95	$25.77	$21.77
Total Return(b):	36.43%	47.48%	28.98%	18.37%	15.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,391,206	$1,110,999	$688,749	$403,047	$330,059
Average net assets (000)	$1,214,767	$902,504	$595,244	$383,231	$321,876
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.15%	1.18%	1.23%	1.25%	1.27%
Expenses before waivers and/or expense reimbursement	1.15%	1.18%	1.23%	1.25%	1.27%
Net investment loss	(.68)%	(.56)%	(.57)%	(1.06)%	(.67)%
Portfolio turnover rate	57%	54%	47%	54%	55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$36.43	$28.36	$23.13	$19.68	$17.11
Income (loss) from investment operations:
Net investment loss	(.52)	(.38)	(.35)	(.39)	(.26)
Net realized and unrealized gain on investment and foreign currency transactions	12.25	11.87	6.58	3.84	2.83
Total from investment operations	11.73	11.49	6.23	3.45	2.57
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-	-	-
Distributions from net realized gains	(3.23)	(3.37)	(1.00)	-	-
Total dividends and distributions	(3.23)	(3.42)	(1.00)	-	-
Net asset value, end of year	$44.93	$36.43	$28.36	$23.13	$19.68
Total Return(b):	35.48%	46.43%	28.14%	17.53%	15.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59,899	$54,595	$46,656	$45,280	$42,743
Average net assets (000)	$54,808	$50,463	$48,738	$46,069	$43,949
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.85%	1.88%	1.93%	1.95%	1.97%
Expenses before waivers and/or expense reimbursement	1.85%	1.88%	1.93%	1.95%	1.97%
Net investment loss	(1.38)%	(1.23)%	(1.31)%	(1.76)%	(1.37)%
Portfolio turnover rate	57%	54%	47%	54%	55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$36.42	$28.35	$23.13	$19.68	$17.10
Income (loss) from investment operations:
Net investment loss	(.53)	(.38)	(.34)	(.39)	(.26)
Net realized and unrealized gain on investment and foreign currency transactions	12.26	11.87	6.56	3.84	2.84
Total from investment operations	11.73	11.49	6.22	3.45	2.58
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-	-	-
Distributions from net realized gains	(3.23)	(3.37)	(1.00)	-	-
Total dividends and distributions	(3.23)	(3.42)	(1.00)	-	-
Net asset value, end of year	$44.92	$36.42	$28.35	$23.13	$19.68
Total Return(b):	35.49%	46.44%	28.09%	17.53%	15.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$302,715	$249,263	$182,936	$116,060	$93,799
Average net assets (000)	$266,782	$216,277	$159,912	$109,282	$90,766
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.85%	1.88%	1.93%	1.95%	1.97%
Expenses before waivers and/or expense reimbursement	1.85%	1.88%	1.93%	1.95%	1.97%
Net investment loss	(1.39)%	(1.24)%	(1.28)%	(1.76)%	(1.37)%
Portfolio turnover rate	57%	54%	47%	54%	55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Financial Highlights

continued

Class R Shares
	Year Ended November 30,		February 3, 2012(a) through November 30,
	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$41.83	$31.90	$28.25
Income (loss) from investment operations:
Net investment loss	(.40)	(.32)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	14.30	13.67	3.70
Total from investment operations	13.90	13.35	3.65
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-
Distributions from net realized gains	(3.23)	(3.37)	-
Total dividends and distributions	(3.23)	(3.42)	-
Net asset value, end of period	$52.50	$41.83	$31.90
Total Return(c):	36.14%	47.18%	12.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,988	$6,984	$1,175
Average net assets (000)	$9,162	$3,873	$371
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.38%	1.48%	(e)
Expenses before waivers and/or expense reimbursement	1.60%	1.63%	1.73%	(e)
Net investment loss	(.89)%	(.86)%	(.24)%	(e)
Portfolio turnover rate	57%	54%	47%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

44

Class X Shares
	Period Ended April 11,		Year Ended November 30,
	2014(g)		2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$39.19		$30.04	$24.27	$20.50		$17.67	$13.75
Income (loss) from investment operations:
Net investment loss	(.05)		(.11)	(.16)	(.23)		(.12)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	.23		12.68	6.93	4.00		2.94	4.06
Total from investment operations	.18		12.57	6.77	3.77		2.82	4.01
Less Dividends and Distributions:
Dividends from net investment income	-		(.05)	-	-		-	(.15)
Distributions from net realized gains	(3.23)		(3.37)	(1.00)	-		-	-
Total dividends and distributions	(3.23)		(3.42)	(1.00)	-		-	(.15)
Capital Contributions (Note 2):	-		-	- (b)	-	(b)	.01	.06
Net asset value, end of period	$36.14		$39.19	$30.04	$24.27		$20.50	$17.67
Total Return(c):	7.02%		47.54%	29.08%	18.39%		16.02%	29.91%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6		$70	$208	$278		$403	$539
Average net assets (000)	$47		$133	$241	$354		$462	$562
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	(e)	1.13%	1.18%	1.20%		1.22%	1.25%
Expenses before waivers and/or expense reimbursement	1.08%	(e)	1.13%	1.18%	1.20%		1.22%	1.25%
Net investment loss	(.35)%	(e)	(.35)%	(.58)%	(1.00)%		(.62)%	(.31)%
Portfolio turnover rate	57%	(f)(h)	54%	47%	54%		55%	40%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of November 30, 2014.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	45

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$44.24	$33.39	$26.80	$22.58	$19.43
Income (loss) from investment operations:
Net investment loss	(.19)	(.11)	(.08)	(.20)	(.08)
Net realized and unrealized gain on investment and foreign currency transactions	15.25	14.38	7.67	4.42	3.23
Total from investment operations	15.06	14.27	7.59	4.22	3.15
Less Dividends and Distributions:
Dividends from net investment income	-	(.05)	-	-	-
Distributions from net realized gains	(3.23)	(3.37)	(1.00)	-	-
Total dividends and distributions	(3.23)	(3.42)	(1.00)	-	-
Net asset value, end of year	$56.07	$44.24	$33.39	$26.80	$22.58
Total Return(b):	36.84%	47.90%	29.41%	18.69%	16.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,182,659	$737,978	$352,103	$197,399	$94,836
Average net assets (000)	$926,562	$540,745	$288,971	$142,684	$111,740
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.85%	.88%	.93%	.95%	.97%
Expenses before waivers and/or expense reimbursement	.85%	.88%	.93%	.95%	.97%
Net investment loss	(.40)%	(.29)%	(.27)%	(.76)%	(.36)%
Portfolio turnover rate	57%	54%	47%	54%	55%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

46

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2015

Prudential Jennison Health Sciences Fund	47

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2014, the Fund reports the maximum amount allowed per share but not less than $2.69 for Class A, B, C, R, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Health Sciences Fund	23.89%	27.17%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2014.

48

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Sector Funds, Inc., which is comprised of Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	186,143,535.948	97.300%	60.258%
WITHHELD	5,166,610.397	2.700%	1.672%

(b) Kevin J. Bannon;
FOR	186,513,177.133	97.493%	60.378%
WITHHELD	4,796,969.212	2.507%	1.552%

(c) Linda W. Bynoe;
FOR	186,315,566.540	97.390%	60.314%
WITHHELD	4,994,579.805	2.610%	1.616%

(d) Keith F. Hartstein;
FOR	186,493,598.647	97.483%	60.371%
WITHHELD	4,816,547.698	2.517%	1.559%

(e) Michael S. Hyland;
FOR	186,366,730.349	97.417%	60.330%
WITHHELD	4,943,415.996	2.583%	1.600%

(f) Stephen P. Munn;
FOR	186,308,179.255	97.386%	60.311%
WITHHELD	5,001,967.090	2.614%	1.619%

(g) James E. Quinn;
FOR	186,449,478.846	97.460%	60.357%
WITHHELD	4,860,667.499	2.540%	1.573%

(h) Richard A. Redeker;
FOR	186,279,988.297	97.371%	60.302%
WITHHELD	5,030,158.048	2.629%	1.628%

(i) Stephen G. Stoneburn;
FOR	186,295,600.207	97.379%	60.307%
WITHHELD	5,014,546.138	2.621%	1.623%

(j) Stuart S. Parker;
FOR	186,529,120.635	97.501%	60.383%
WITHHELD	4,781,025.710	2.499%	1.547%

Prudential Jennison Health Sciences Fund	49

Results of Proxy Voting

(Unaudited) continued

	SHARES VOTED	% OF VOTED	% OF TOTAL

(k) Scott E. Benjamin; and
FOR	186,482,750.770	97.477%	60.368%
WITHHELD	4,827,395.575	2.523%	1.562%

(l) Grace C. Torres.
FOR	186,229,127.735	97.345%	60.286%
WITHHELD	5,081,018.610	2.655%	1.644%

The special meeting of shareholders of the Prudential Jennison Health Sciences Fund (the “Fund”) held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015, to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	10,570,697.361	24.208	19.193
AGAINST	647,191.127	1.483	1.175
ABSTAIN	308,126.750	0.705	0.559
BROKER NON-VOTE	32,140,468.149	73.604	58.357
TOTAL	43,666,483.387	100.000	79.284

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	7,450,869.504	17.064	13.528
AGAINST	3,718,715.887	8.516	6.752
ABSTAIN	356,429.847	0.816	0.647
BROKER NON-VOTE	32,140,468.149	73.604	58.357
TOTAL	43,666,483.387	100.000	79.284

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Health Sciences Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Health Sciences Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Health Sciences Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.
2	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at the current level of assets the Fund realizes the effect of some of those rate reductions. The Board also considered the fact that the Fund was generally closed to new investors, and that, as a result, future growth in assets would largely result from appreciation rather than sales of Fund shares. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PJHRX	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P791	74441P866

MF188E3    0272165-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON UTILITY FUND

ANNUAL REPORT • NOVEMBER 30, 2014

Objective

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Utility Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	25.75%	128.90%	196.19%	—
Class B	24.91	121.09	175.77	—
Class C	24.93	121.23	175.71	—
Class R	25.53	126.82	N/A	88.56% (8/22/06)
Class Z	26.17	132.56	204.72	—
S&P 500 Utility Total Return Index	25.75	90.70	148.74	—
S&P 500 Index	16.83	109.52	117.02	—
Lipper Utility Funds Avg.	19.43	84.99	146.36	—

Average Annual Total Returns (With Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	13.89%	14.99%	10.54%	—
Class B	14.75	15.41	10.38	—
Class C	18.69	15.50	10.37	—
Class R	20.30	16.09	N/A	7.81% (8/22/06)
Class Z	20.94	16.68	11.48	—
S&P 500 Utility Total Return Index	28.98	13.34	9.63	—
S&P 500 Index	13.66	15.44	7.67	—
Lipper Utility Funds Avg.	18.08	11.75	9.02	—

Average Annual Total Returns (With Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	18.84%	16.69%	10.84%	—
Class B	19.91	17.09	10.68	—
Class C	23.93	17.21	10.67	—
Class R	25.53	17.80	N/A	7.96% (8/22/06)
Class Z	26.17	18.39	11.79	—

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Average Annual Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	25.75%	18.01%	11.47%	—
Class B	24.91	17.20	10.68	—
Class C	24.93	17.21	10.67	—
Class R	25.53	17.80	N/A	7.96% (8/22/06)
Class Z	26.17	18.39	11.79	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2004) and the account values at the end of the current fiscal year (November 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Jennison Utility Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Utility Total Return Index

The Standard & Poor’s Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power. S&P 500 Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 84.02% for Class R. S&P 500 Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/14 is 8.04% for Class R.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US companies. It gives a broad look at how stock prices in the United States have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 89.11% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/14 is 7.91% for Class R.

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Lipper Utility Funds Average

The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/14 is 83.89% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/14 is 7.50% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/14
Edison International, Electric Utilities	3.3%
SBA Communications Corp., Wireless Telecommunication Services	3.3
Sempra Energy, Multi-Utilities	3.2
American Electric Power Co., Inc., Electric Utilities	3.1
NextEra Energy, Inc., Electric Utilities	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/14
Electric Utilities	28.5%
Oil & Gas Storage & Transportation	23.0
Multi-Utilities	19.8
Independent Power Producers & Energy Traders	8.3
Cable & Satellite	4.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Utility Fund’s Class A shares returned 25.75% during the 12-month reporting period ended November 30, 2014, which was exactly in line with the 25.75% return of the S&P 500 Utility Total Return Index (the Index). The Fund outperformed the 19.43% return of the Lipper Utility Funds Average.

An overweight allocation within the energy sector relative to the Index—particularly among oil and gas storage and transportation companies—had the most significant impact on returns during the period. The Fund’s exposure to other sectors such as utilities, specifically electric and multi-utilities, also had a large contribution to returns.

What was the market environment like for stocks during the period?

The US equity market solidly advanced during the reporting period. With the exception of the energy sector’s negative return, nearly all sectors in the broad markets posted positive double-digit gains; however, telecommunication services posted a single-digit gain.

The energy sector was sharply impacted when crude-oil prices pulled back in July and August from highs reached in June. Heightened oil price volatility continued once again in October and November, with prices falling significantly after OPEC resisted production cuts in what appeared to be an attempt to slow US production growth. The market had expected OPEC to cut production given the economic dependence by many OPEC nations on high oil prices. In Jennison’s opinion, this triggered a binary event or a “make or break moment,” which is atypical for an entire sector to experience, as all energy-related stocks were essentially painted with the same brush.

Which holdings made the largest positive contributions to the Fund’s return?

Energy sector names dominated the Fund’s leading contributors, including Cheniere Energy, Targa Resources, and Energy Transfer Equity. From the utilities sector, multi-utility company Sempra Energy, NiSource, and NextEra Energy also ranked among the noteworthy contributors for the period. SBA Communications, a wireless telecommunication services provider, also contributed.

•

Cheniere Energy rose steadily during the period, peaking in September, but heightened volatility in oil prices caused shares to drop in October, rebound slightly, and pullback at the end of November after the OPEC meeting. Jennison believes the company has a prime advantage in the export of US liquid natural gas (LNG) as it may become the first large-scale LNG exporter in the US in late 2015. The company is in the process of investing over $30 billion to develop liquefaction and purification facilities. Jennison believes this will produce fixed-fee revenue, giving the company the ability to produce substantial free cash-flow that can either be reinvested or paid out to investors.

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•

Targa Resources enjoyed a steady upward trend through the period. Its shares suddenly spiked in mid-June on reports of a pending acquisition by Energy Transfer Equity. In October, the heightened volatility in oil prices caused shares to drop, rebound, and pullback again at the end of November following the OPEC meeting. Jennison likes Targa for its fundamentals. It has what Jennison regards as one of the best natural gas liquids footprints along the Gulf Coast, as well as leading positions in the Permian and Bakken shales. Jennison continues to believe the company’s strong backlog of projects ($1.5 billion of potential opportunities for 2015 and beyond) should support potential double-digit dividend growth. However, given the significant upward trend in share price during the period, the Fund has been paring back shares of Targa.

•

Energy Transfer Equity’s share price continued its uptrend during the period, despite a share price correction that the entire energy sector experienced in October and after the OPEC meeting at the end of November. The partnership announced positive results for the third quarter of 2014. The share pull back in October was likely a result of the sharp decline in oil prices and heightened volatility. Oil prices fell again at the end of November, after the OPEC meeting, where members surprised the market and kept production targets unchanged despite falling prices. Jennison continues to view Energy Transfer as catalyst-rich and well positioned to capitalize on increased demand for energy infrastructure, given its core assets and general partner (GP) benefits.

Which holdings detracted most from the Fund’s return?

The major overall detractors came from the utilities sector, where positions in Abengoa Yield, the Drax Group, and Vivant Solar detracted from performance. Other noteworthy detractors included diversified telecommunication services provider Intelsat.

•

Abengoa Yield, the UK alternative power generation provider, was formed by its parent-company Abengoa SA in December 2013 to manage and acquire renewable energy, conventional power, and electric transmission lines, and other contracted revenue-generating assets. Jennison believes the company’s long-term contracts provide cash flow stability, while the company has a fairly robust growth profile from a strong global sponsor via its parent-company.

•

Drax Group shares fell during the period on regulatory concerns and falling gas prices, mainly due to weather conditions. The company is the owner of some of the UK’s largest and most modern coal generating facilities. The company has been transforming itself into a predominantly biomass-fueled generator of electricity. Jennison continues to believe Drax is well-positioned to benefit from an anticipated tightening of the UK power market and a possible step-up in gas prices, and believes shares exhibit a favorable risk/reward profile.

Prudential Jennison Utility Fund	7

Strategy and Performance Overview (continued)

•

Residential roof top solar developer Vivint Solar shares fell during the period after the company had its initial offering in October 2014. The company provides solar energy electricity generated by a solar energy system installed for residential customers. Jennison believes the firm is well positioned to benefit from high demand growth for residential rooftop solar solutions. Jennison also feels the potential market for rooftop solar is large given the low penetration levels. Over time, its products should become even more compelling as utility prices continue to rise, while the cost of residential rooftop solar should fall due to technological advances.

Were there significant changes to the portfolio?

Jennison made few strategic changes to the portfolio during the period. However, the Fund added or eliminated positions because of company fundamentals and the risk-reward characteristics of certain stocks. This resulted in an increased allocation to electric utilities and a lesser allocation to telecommunication services versus levels earlier in the year.

•	Significant new positions were established in Dominion Midstream and electric utilities company Exelon.

•	Positions in ONEOK, Union Pacific Corporation, and EnLink Midstream were eliminated.

•	The Fund reduced its positions in Targa Resources and Cheniere Energy, Inc., and added to its positions in Edison International and American Electric Power Company.

Did the Fund use derivatives and how did they affect performance?

The Fund had little or no use of derivatives; thus, they had no meaningful impact on performance.

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Comments on Largest Holdings

3.3%	Edison International, Electric Utilities

Edison International is the holding company for Southern California Edison Company, a California public utility corporation; Edison Mission Energy, an independent power producer, and Edison Capital, an infrastructure finance company. Southern California Edison distributes electricity to a population of almost 14 million people in central, coastal, and southern California. It is the top purchaser of renewable energy in the US. Jennison believes the capital investments in Edison’s transmission and distribution networks, along with strong management, should help to deliver potential above-average earnings and dividend growth.

3.3%	SBA Communications Corp., Wireless Telecommunication Services

Tower operator SBA Communications performed well during the period, as the condition of the underlying business trends remains strong over the long term, providing the company the ability to generate cash. Given management’s consistent ability to execute and to generate income from each incremental piece of equipment through more favorable structured contracts, Jennison is comfortable with the position as the company continues to provide best-in-class service to its customers.

3.2%	Sempra Energy, Multi-Utilities

Shares of global multi-utility Sempra Energy performed well during the period, as the company remains well positioned for sustained growth with its strong management and diverse portfolio of regulated and unregulated businesses. The company has international assets, particularly in Mexico where it has recently won a bid to construct a new pipeline. Sempra also has the potential for several LNG liquefaction expansions, along with the prospective formation of a master limited partnership (MLP). These are all potential catalysts for the stock. Given these conditions, Jennison is comfortable with its position in Sempra, and believes the company should be able to provide sustained growth opportunities in the future.

3.1%	American Electric Power Co., Inc., Electric Utilities

American Electric Power is one of the largest public utility holding companies in the US, and is based in Columbus, Ohio. Through its subsidiaries, American Electric provides electric service to over 5 million retail customers in 11 states and derives roughly 85% of its earnings from regulated sources. Recently, the company has raised its earnings guidance. Jennison continues to believe American Electric exhibits an attractive current risk/reward profile.

2.9%	NextEra Energy, Inc., Electric Utilities

Florida-based NextEra Energy, through its subsidiaries, generates, transmits, markets, and distributes electricity across some 26 states and four provinces in the US and Canada. Its power-generating sources include renewables (wind, solar, hydro) as well as nuclear, natural gas, oil, and coal. Jennison likes the company’s plans for continued capital investment in both its regulated and unregulated businesses and believes these plans should help to support earnings growth. Jennison feels NextEra’s strong pipeline of wind and solar projects and improving fundamentals in key regions of its customer base bode well for the stock, along with its attractive dividend yield.

Prudential Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2014, at the beginning of the period, and held through the six-month period ended November 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,057.60	0.82%	$4.23
	Hypothetical	$1,000.00	$1,020.96	0.82%	$4.15

Class B	Actual	$1,000.00	$1,054.20	1.52%	$7.83
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class C	Actual	$1,000.00	$1,054.30	1.52%	$7.83
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class R	Actual	$1,000.00	$1,056.60	1.02%	$5.26
	Hypothetical	$1,000.00	$1,019.95	1.02%	$5.16

Class Z	Actual	$1,000.00	$1,059.00	0.52%	$2.68
	Hypothetical	$1,000.00	$1,022.46	0.52%	$2.64

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Utility Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.82%	0.82%
B	1.52	1.52
C	1.52	1.52
R	1.27	1.02
Z	0.52	0.52

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS

Cable & Satellite 4.7%
Charter Communications, Inc. (Class A Stock)*	362,439	$61,505,898
Comcast Corp. (Class A Stock)	1,358,876	77,510,287
Liberty Global PLC (United Kingdom) (Class C Stock)(a)	915,871	45,720,281

		184,736,466

Electric Utilities 28.5%
Alupar Investimento SA (Brazil)	339,835	2,515,291
Alupar Investimento SA (Brazil), 144A(b)	1,615,985	11,960,725
American Electric Power Co., Inc.	2,112,516	121,575,296
Cleco Corp.	766,862	41,203,495
Duke Energy Corp.	1,039,960	84,132,764
Edison International	2,042,161	129,799,753
Exelon Corp.(a)	2,593,862	93,819,988
FirstEnergy Corp.	996,701	36,758,333
ITC Holdings Corp.	1,045,828	39,731,006
Korea Electric Power Corp. (Korea), ADR(a)	2,821,269	58,484,906
NextEra Energy, Inc.	1,109,728	115,844,506
Northeast Utilities	1,296,028	65,630,858
NRG Yield, Inc. (Class A Stock)	856,626	40,595,506
OGE Energy Corp.	2,111,575	75,362,112
Portland General Electric Co.(a)	2,049,765	75,574,836
PPL Corp.	2,120,415	75,338,345
Westar Energy, Inc.(a)	1,495,062	58,441,974

		1,126,769,694

Independent Power Producers & Energy Traders 8.3%
Calpine Corp.*	3,484,033	79,993,398
Drax Group PLC (United Kingdom)	5,496,348	52,273,712
Dynegy, Inc.*	2,489,369	82,522,582
NRG Energy, Inc.	3,617,554	113,084,738

		327,874,430

Integrated Telecommunication Services 2.3%
Frontier Communications Corp.(a)	8,799,669	62,037,667
Telecom Italia SpA (Italy)*(a)	14,665,620	16,518,549
Telecom Italia SpA (Italy), 144A*(a)(b)	10,000,000	11,263,451

		89,819,667

See Notes to Financial Statements.

Prudential Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities 19.8%
Alliant Energy Corp.	882,664	$55,493,086
Ameren Corp.	1,871,188	80,666,915
CenterPoint Energy, Inc.	2,346,878	56,184,259
CMS Energy Corp.	3,478,091	115,124,812
Dominion Resources, Inc.	1,526,653	110,758,675
DTE Energy Co.	1,002,036	81,625,853
NiSource, Inc.	2,359,273	98,711,982
PG&E Corp.	1,111,083	56,109,691
Sempra Energy	1,130,290	126,287,302

		780,962,575

Oil & Gas Storage & Transportation 23.0%
Antero Midstream Partners LP*	1,340,881	37,128,995
Cheniere Energy, Inc.*	853,276	56,307,683
Cheniere Energy Partners LP Holdings LLC	2,496,502	53,724,723
Cone Midstream Partners LP*	1,169,584	32,116,777
Dominion Midstream Partners LP*(a)	770,506	23,924,211
Enbridge, Inc. (Canada)	871,162	40,126,019
Energy Transfer Equity LP	1,858,013	110,347,392
EQT Midstream Partners LP(a)	609,369	50,967,623
Kinder Morgan, Inc.(a)	1,489,101	61,574,326
MarkWest Energy Partners LP	745,977	53,009,126
Plains GP Holdings LP (Class A Stock)(a)	1,380,976	35,877,756
SemGroup Corp. (Class A Stock)	832,770	61,616,652
Shell Midstream Partners LP*	1,171,502	42,783,253
Targa Resources Corp.	814,014	92,911,558
Western Gas Equity Partners LP	975,652	61,270,946
Williams Cos., Inc. (The)	1,802,965	93,303,439

		906,990,479

Renewable Electricity 4.0%
Abengoa Yield PLC (Spain)	1,246,961	35,164,300
NextEra Energy Partners LP(a)	675,755	25,550,296
Pattern Energy Group, Inc.	1,536,587	40,765,653
TerraForm Power, Inc. (Class A Stock), Private Placement (original cost $40,000,020; purchased 11/21/14), 144A(b)(c)	1,333,334	41,548,021
Vivint Solar, Inc.*	1,415,607	14,297,631

		157,325,901

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialized REITs 2.2%
American Tower Corp.	389,001	$40,848,995
Crown Castle International Corp.	539,847	44,855,887

		85,704,882

Water Utilities 1.8%
American Water Works Co., Inc.	1,342,536	71,221,535

Wireless Telecommunication Services 3.3%
SBA Communications Corp. (Class A Stock)*	1,065,825	129,678,928

TOTAL LONG-TERM INVESTMENTS (cost $2,611,589,383)		3,861,084,557

SHORT-TERM INVESTMENT 9.5%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $373,006,491; includes $327,423,524 of cash collateral for securities on loan)(d)(e)	373,006,491	373,006,491

TOTAL INVESTMENTS 107.4% (cost $2,984,595,874; Note 5)		4,234,091,048
Liabilities in excess of other assets (7.4)%		(290,123,833)

NET ASSETS 100.0%		$3,943,967,215

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $320,214,843; cash collateral of $327,423,524 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements. In addition as of November 30, 2014, $4,817,888 of cash collateral has been segregated to cover securities lending requirements.
(b)	Indicates a security that has been deemed illiquid.
(c)	Indicates a restricted security; the original cost of the restricted security is $40,000,020. The value of $41,548,021 is approximately 1.1% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Cable & Satellite	$184,736,466	$—	$—
Electric Utilities	1,114,808,969	11,960,725	—
Independent Power Producers & Energy Traders	275,600,718	52,273,712	—
Integrated Telecommunication Services	62,037,667	27,782,000	—
Multi-Utilities	780,962,575	—	—
Oil & Gas Storage & Transportation	906,990,479	—	—
Renewable Electricity	115,777,880	—	41,548,021
Specialized REITs	85,704,882	—	—
Water Utilities	71,221,535	—	—
Wireless Telecommunication Services	129,678,928	—	—
Affiliated Money Market Mutual Fund	373,006,491	—	—

Total	$4,100,526,590	$92,016,437	$41,548,021

See Notes to Financial Statements.

16

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 11/30/13	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	1,548,001
Purchases	40,000,020
Sales	—
Accrued discount/premium	—
Transfer into Level 3	—
Transfer out of Level 3	—

Balance as of 11/30/14	$41,548,021

*	Of which, $1,548,001 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Included in the table, are PIPE (Private Investment in Public Equity) shares priced using the underlying common stock’s exchange official closing price with a fixed discount to reflect the illiquid and restricted nature of the shares.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2014 was as follows (Unaudited):

Electric Utilities	28.5%
Oil & Gas Storage & Transportation	23.0
Multi-Utilities	19.8
Affiliated Money Market Mutual Fund (including 8.3% of collateral for securities on loan)	9.5
Independent Power Producers & Energy Traders	8.3
Cable & Satellite	4.7
Renewable Electricity	4.0
Wireless Telecommunication Services	3.3%
Integrated Telecommunication Services	2.3
Specialized REITs	2.2
Water Utilities	1.8

107.4
Liabilities in excess of other assets	(7.4)

100.0%

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Statement of Assets and Liabilities

as of November 30, 2014

Assets
Investments at value, including securities on loan of $320,214,843:
Unaffiliated Investments (cost $2,611,589,383)	$3,861,084,557
Affiliated Investments (cost $373,006,491)	373,006,491
Cash	12
Deposit with affiliated securities lending agent	4,817,888
Receivable for investments sold	34,382,528
Dividends receivable	7,119,433
Receivable for Fund shares sold	2,953,726
Tax reclaim receivable	5,690
Prepaid expenses	34,367

Total assets	4,283,404,692

Liabilities
Payable to broker for collateral for securities on loan	332,241,412
Payable for Fund shares reacquired	4,101,858
Management fee payable	1,330,145
Distribution fee payable	1,060,199
Accrued expenses	651,843
Affiliated transfer agent fee payable	46,224
Deferred directors’ fees	5,796

Total liabilities	339,437,477

Net Assets	$3,943,967,215

Net assets were comprised of:
Common stock, at par	$2,296,906
Paid-in capital in excess of par	2,297,365,799

2,299,662,705
Undistributed net investment income	48,430,113
Accumulated net realized gain on investment and foreign currency transactions	346,382,002
Net unrealized appreciation on investments and foreign currencies	1,249,492,395

Net assets, November 30, 2014	$3,943,967,215

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($3,421,523,227 ÷ 199,230,895 shares of common stock issued and outstanding)	$17.17
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price to public	$18.17

Class B
Net asset value, offering price and redemption price per share
($85,879,429 ÷ 5,015,167 shares of common stock issued and outstanding)	$17.12

Class C
Net asset value, offering price and redemption price per share
($153,798,068 ÷ 8,990,993 shares of common stock issued and outstanding)	$17.11

Class R
Net asset value, offering price and redemption price per share
($48,912,915 ÷ 2,850,358 shares of common stock issued and outstanding)	$17.16

Class Z
Net asset value, offering price and redemption price per share
($233,853,576 ÷ 13,603,144 shares of common stock issued and outstanding)	$17.19

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Statement of Operations

Year Ended November 30, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $432,384)	$111,455,410
Affiliated income from securities loaned, net	685,826
Affiliated dividend income	61,338

Total income	112,202,574

Expenses
Management fee	14,957,741
Distribution fee—Class A	9,525,607
Distribution fee—Class B	862,864
Distribution fee—Class C	1,220,774
Distribution fee—Class R	194,155
Transfer agent’s fees and expenses (including affiliated expense of $1,108,900)	2,960,000
Custodian’s fees and expenses	418,000
Shareholders’ reports	179,000
Registration fees	113,000
Directors’ fees	92,000
Insurance	45,000
Legal fees and expenses	39,000
Audit fee	23,000
Miscellaneous	29,236

Total expenses	30,659,377
Less: Distribution fee waiver—Class R	(64,718)

Net expenses	30,594,659

Net investment income	81,607,915

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	347,345,122
Foreign currency transactions	(62,240)

347,282,882

Net change in unrealized appreciation (depreciation) on:
Investments	364,625,475
Foreign currencies	10,882

364,636,357

Net gain on investment and foreign currency transactions	711,919,239

Net Increase In Net Assets Resulting From Operations	$793,527,154

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$81,607,915	$58,729,329
Net realized gain on investment and foreign currency transactions	347,282,882	248,099,601
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	364,636,357	313,863,422

Net increase in net assets resulting from operations	793,527,154	620,692,352

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(69,448,792)	(90,254,328)
Class B	(1,320,017)	(2,195,879)
Class C	(1,747,352)	(2,428,463)
Class R	(427,511)	(334,947)
Class Z	(4,264,345)	(4,742,706)

	(77,208,017)	(99,956,323)

Distributions from net realized gains
Class A	(34,735,686)	—
Class B	(979,548)	—
Class C	(1,182,534)	—
Class R	(182,512)	—
Class Z	(1,680,351)	—

	(38,760,631)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	531,462,904	153,074,455
Net asset value of shares issued in reinvestment of dividends and distributions	109,441,571	93,624,094
Cost of shares reacquired	(479,916,194)	(401,252,935)

Net increase (decrease) in net assets from Fund share transactions	160,988,281	(154,554,386)

Total increase	838,546,787	366,181,643

Net Assets:
Beginning of year	3,105,420,428	2,739,238,785

End of year(a)	$3,943,967,215	$3,105,420,428

(a) Includes undistributed net investment income of:	$48,430,113	$43,224,818

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three portfolios: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of capital appreciation and current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event there is no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Utility Fund	23

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser

24

under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of

Prudential Jennison Utility Fund	25

Notes to Financial Statements

continued

common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period

26

is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management,that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Jennison Utility Fund	27

Notes to Financial Statements

continued

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .42% for the year ended November 30, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2016.

PIMS has advised the Fund that it received $3,154,056 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

28

PIMS has advised the Fund that for the year ended November 30, 2014, it received $2,129, $79,774 and $14,783 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2014, PIM has been compensated $204,857 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2014, were $1,557,549,345 and $1,484,125,357, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign

Prudential Jennison Utility Fund	29

Notes to Financial Statements

continued

currency transactions by $805,397 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investment in partnerships and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2014, the tax character of dividends paid by the Fund were $77,201,871 of ordinary income and $38,766,777 of long-term capital gains. For the year ended November 30, 2013, the tax character of dividends paid by the Fund was $99,956,323 from ordinary income.

As of November 30, 2014, the accumulated undistributed earnings on a tax basis were $11,683,038 of ordinary income and $350,692,048 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,952,153,049	$1,333,374,164	$(51,436,165)	$1,281,937,999	$(2,779)	$1,281,935,220

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, investments in partnerships and other cost basis differences between financial and tax reporting. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables and foreign currency contracts.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 925 million shares of $.01 par value per share common stock authorized which consists of 600 million shares of Class A common stock, 60 million shares of Class B common stock, 90 million shares of Class C common stock, 75 million shares of Class R common stock and 100 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2014:
Shares sold	17,842,154	$288,583,486
Shares issued in reinvestment of dividends and distributions	6,575,706	98,622,588
Shares reacquired	(22,651,817)	(360,984,146)

Net increase (decrease) in shares outstanding before conversion	1,766,043	26,221,928
Shares issued upon conversion from Class B and Class Z	1,204,407	18,901,126
Shares reacquired upon conversion into Class Z	(484,312)	(7,885,744)

Net increase (decrease) in shares outstanding	2,486,138	$37,237,310

Year ended November 30, 2013:
Shares sold	5,532,252	$73,515,278
Shares issued in reinvestment of dividends and distributions	6,753,846	84,906,046
Shares reacquired	(23,569,536)	(309,420,082)

Net increase (decrease) in shares outstanding before conversion	(11,283,438)	(150,998,758)
Shares issued upon conversion from Class B, Class C and Class Z	1,228,486	15,874,344
Shares reacquired upon conversion into Class Z	(179,900)	(2,410,033)

Net increase (decrease) in shares outstanding	(10,234,852)	$(137,534,447)

Prudential Jennison Utility Fund	31

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended November 30, 2014:
Shares sold	883,298	$13,744,714
Shares issued in reinvestment of dividends and distributions	144,255	2,128,001
Shares reacquired	(614,651)	(9,765,471)

Net increase (decrease) in shares outstanding before conversion	412,902	6,107,244
Shares reacquired upon conversion into Class A and Class Z	(1,185,853)	(18,535,236)

Net increase (decrease) in shares outstanding	(772,951)	$(12,427,992)

Year ended November 30, 2013:
Shares sold	923,165	$12,240,516
Shares issued in reinvestment of dividends and distributions	163,120	2,036,253
Shares reacquired	(850,327)	(11,164,672)

Net increase (decrease) in shares outstanding before conversion	235,958	3,112,097
Shares reacquired upon conversion into Class A	(1,226,299)	(15,788,631)

Net increase (decrease) in shares outstanding	(990,341)	$(12,676,534)

Class C
Year ended November 30, 2014:
Shares sold	3,350,310	$54,305,110
Shares issued in reinvestment of dividends and distributions	167,063	2,477,054
Shares reacquired	(1,153,901)	(18,315,535)

Net increase (decrease) in shares outstanding before conversion	2,363,472	38,466,629
Shares reacquired upon conversion into Class Z	(43,231)	(691,272)

Net increase (decrease) in shares outstanding	2,320,241	$37,775,357

Year ended November 30, 2013:
Shares sold	1,007,498	$13,425,552
Shares issued in reinvestment of dividends and distributions	157,065	1,961,731
Shares reacquired	(1,436,746)	(18,804,306)

Net increase (decrease) in shares outstanding before conversion	(272,183)	(3,417,023)
Shares reacquired upon conversion into Class A and Class Z	(53,535)	(696,336)

Net increase (decrease) in shares outstanding	(325,718)	$(4,113,359)

32

Class R	Shares	Amount
Year ended November 30, 2014:
Shares sold	2,223,743	$36,641,744
Shares issued in reinvestment of dividends and distributions	40,130	609,990
Shares reacquired	(415,558)	(6,659,085)

Net increase (decrease) in shares outstanding	1,848,315	$30,592,649

Year ended November 30, 2013:
Shares sold	562,581	$7,546,163
Shares issued in reinvestment of dividends and distributions	26,599	334,947
Shares reacquired	(294,978)	(3,887,416)

Net increase (decrease) in shares outstanding	294,202	$3,993,694

Class Z
Year ended November 30, 2014:
Shares sold	8,558,925	$138,187,850
Shares issued in reinvestment of dividends and distributions	368,373	5,603,938
Shares reacquired	(5,214,856)	(84,191,957)

Net increase (decrease) in shares outstanding before conversion	3,712,442	59,599,831
Shares issued upon conversion from Class A, Class B and Class C	528,141	8,595,550
Shares reacquired upon conversion into Class A	(23,689)	(384,424)

Net increase (decrease) in shares outstanding	4,216,894	$67,810,957

Year ended November 30, 2013:
Shares sold	3,512,124	$46,346,946
Shares issued in reinvestment of dividends and distributions	348,039	4,385,117
Shares reacquired	(4,388,815)	(57,976,459)

Net increase (decrease) in shares outstanding before conversion	(528,652)	(7,244,396)
Shares issued upon conversion from Class A and Class C	232,252	3,094,088
Shares reacquired upon conversion into Class A	(5,233)	(73,432)

Net increase (decrease) in shares outstanding	(301,633)	$(4,223,740)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Jennison Utility Fund	33

Notes to Financial Statements

continued

The Fund did not utilize the SCA during the year ended November 30, 2014.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gains distributions on December 17, 2014 to shareholders of record on December 18, 2014. The ex-dividend date was December 19, 2014. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.070367	$1.530962
Class B	$0.041109	$1.530962
Class C	$0.041109	$1.530962
Class R	$0.062055	$1.530962
Class Z	$0.082970	$1.530962

34

Financial Highlights

Class A Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.14	$11.85	$10.64	$9.85	$8.61
Income (loss) from investment operations:
Net investment income	.37	.26	.29	.29	.24
Net realized and unrealized gain on investment and foreign currency transactions	3.19	2.48	1.15	.76	1.20
Total from investment operations	3.56	2.74	1.44	1.05	1.44
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.45)	(.23)	(.26)	(.20)
Distributions from net realized gains	(.18)	-	-	-	-
Total dividends and distributions	(.53)	(.45)	(.23)	(.26)	(.20)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$17.17	$14.14	$11.85	$10.64	$9.85
Total Return(b):	25.75%	23.62%	13.73%	10.74%	16.91%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,422	$2,783	$2,453	$2,388	$2,444
Average net assets (000,000)	$3,175	$2,665	$2,454	$2,486	$2,423
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.82%	.85%	.87%	.89%	.90%
Expenses before waivers and/or expense reimbursement	.82%	.85%	.87%	.89%	.90%
Net investment income	2.30%	2.00%	2.52%	2.77%	2.61%
Portfolio turnover rate	42%	44%	37%	51%	53%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.10	$11.82	$10.61	$9.83	$8.59
Income (loss) from investment operations:
Net investment income	.26	.17	.21	.22	.18
Net realized and unrealized gain on investment and foreign currency transactions	3.18	2.47	1.15	.75	1.20
Total from investment operations	3.44	2.64	1.36	.97	1.38
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.36)	(.15)	(.19)	(.14)
Distributions from net realized gains	(.18)	-	-	-	-
Total dividends and distributions	(.42)	(.36)	(.15)	(.19)	(.14)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$17.12	$14.10	$11.82	$10.61	$9.83
Total Return(b):	24.91%	22.75%	12.97%	9.89%	16.16%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$86	$82	$80	$92	$103
Average net assets (000,000)	$86	$81	$86	$99	$106
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52%	1.55%	1.57%	1.59%	1.60%
Expenses before waivers and/or expense reimbursement	1.52%	1.55%	1.57%	1.59%	1.60%
Net investment income	1.65%	1.32%	1.83%	2.08%	1.91%
Portfolio turnover rate	42%	44%	37%	51%	53%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.09	$11.81	$10.60	$9.82	$8.58
Income (loss) from investment operations:
Net investment income	.25	.17	.20	.22	.18
Net realized and unrealized gain on investment and foreign currency transactions	3.19	2.47	1.16	.75	1.20
Total from investment operations	3.44	2.64	1.36	.97	1.38
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.36)	(.15)	(.19)	(.14)
Distributions from net realized gains	(.18)	-	-	-	-
Total dividends and distributions	(.42)	(.36)	(.15)	(.19)	(.14)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$17.11	$14.09	$11.81	$10.60	$9.82
Total Return(b):	24.93%	22.76%	12.98%	9.90%	16.18%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$154	$94	$83	$90	$97
Average net assets (000,000)	$122	$89	$87	$95	$100
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52%	1.55%	1.57%	1.59%	1.60%
Expenses before waivers and/or expense reimbursement	1.52%	1.55%	1.57%	1.59%	1.60%
Net investment income	1.55%	1.30%	1.81%	2.07%	1.90%
Portfolio turnover rate	42%	44%	37%	51%	53%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	37

Financial Highlights

continued

Class R Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.13	$11.84	$10.63	$9.85	$8.60
Income (loss) from investment operations:
Net investment income	.32	.24	.26	.27	.22
Net realized and unrealized gain on investment and foreign currency transactions	3.21	2.47	1.16	.75	1.21
Total from investment operations	3.53	2.71	1.42	1.02	1.43
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.42)	(.21)	(.24)	(.18)
Distributions from net realized gains	(.18)	-	-	-	-
Total dividends and distributions	(.50)	(.42)	(.21)	(.24)	(.18)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$17.16	$14.13	$11.84	$10.63	$9.85
Total Return(b):	25.53%	23.40%	13.51%	10.42%	16.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48,913	$14,163	$8,383	$5,859	$4,461
Average net assets (000)	$25,887	$10,909	$7,164	$5,467	$3,914
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.02%	1.05%	1.07%	1.09%	1.10%
Expenses before waivers and/or expense reimbursement	1.27%	1.30%	1.32%	1.34%	1.35%
Net investment income	1.96%	1.80%	2.33%	2.59%	2.42%
Portfolio turnover rate	42%	44%	37%	51%	53%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended November 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.15	$11.86	$10.64	$9.86	$8.61
Income (loss) from investment operations:
Net investment income	.40	.31	.32	.33	.27
Net realized and unrealized gain on investment and foreign currency transactions	3.22	2.47	1.17	.74	1.21
Total from investment operations	3.62	2.78	1.49	1.07	1.48
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.49)	(.27)	(.29)	(.23)
Distributions from net realized gains	(.18)	-	-	-	-
Total dividends and distributions	(.58)	(.49)	(.27)	(.29)	(.23)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$17.19	$14.15	$11.86	$10.64	$9.86
Total Return(b):	26.17%	23.97%	14.16%	10.96%	17.37%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$234	$133	$115	$103	$81
Average net assets (000,000)	$186	$129	$111	$103	$84
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.52%	.55%	.57%	.59%	.60%
Expenses before waivers and/or expense reimbursement	.52%	.55%	.57%	.59%	.60%
Net investment income	2.50%	2.31%	2.83%	3.09%	2.91%
Portfolio turnover rate	42%	44%	37%	51%	53%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2015

40

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended November 30, 2014, the Fund reports the maximum amount allowed per share, but not less than $0.18 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Utility Fund	100.00%	99.51%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

Prudential Jennison Utility Fund	41

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Sector Funds, Inc., which is comprised of Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	186,143,535.948	97.300%	60.258%
WITHHELD	5,166,610.397	2.700%	1.672%

(b) Kevin J. Bannon;
FOR	186,513,177.133	97.493%	60.378%
WITHHELD	4,796,969.212	2.507%	1.552%

(c) Linda W. Bynoe;
FOR	186,315,566.540	97.390%	60.314%
WITHHELD	4,994,579.805	2.610%	1.616%

(d) Keith F. Hartstein;
FOR	186,493,598.647	97.483%	60.371%
WITHHELD	4,816,547.698	2.517%	1.559%

(e) Michael S. Hyland;
FOR	186,366,730.349	97.417%	60.330%
WITHHELD	4,943,415.996	2.583%	1.600%

(f) Stephen P. Munn;
FOR	186,308,179.255	97.386%	60.311%
WITHHELD	5,001,967.090	2.614%	1.619%

(g) James E. Quinn;
FOR	186,449,478.846	97.460%	60.357%
WITHHELD	4,860,667.499	2.540%	1.573%

(h) Richard A. Redeker;
FOR	186,279,988.297	97.371%	60.302%
WITHHELD	5,030,158.048	2.629%	1.628%

(i) Stephen G. Stoneburn;
FOR	186,295,600.207	97.379%	60.307%
WITHHELD	5,014,546.138	2.621%	1.623%

42

	SHARES VOTED	% OF VOTED	% OF TOTAL
(j) Stuart S. Parker;
FOR	186,529,120.635	97.501%	60.383%
WITHHELD	4,781,025.710	2.499%	1.547%

(k) Scott E. Benjamin; and
FOR	186,482,750.770	97.477%	60.368%
WITHHELD	4,827,395.575	2.523%	1.562%

(l) Grace C. Torres.
FOR	186,229,127.735	97.345%	60.286%
WITHHELD	5,081,018.610	2.655%	1.644%

The special meeting of shareholders of the Prudential Jennison Utility Fund (the “Fund”) held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014 and January 9, 2015, to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on January 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	40,333,503.307	31.616	17.672
AGAINST	5,473,585.121	4.290	2.398
ABSTAIN	3,557,130.997	2.788	1.559
BROKER NON-VOTE	78,212,662.903	61.306	34.268

TOTAL	127,576,882.328	100.00	55.897

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	38,630,150.104	30.280	16.926
AGAINST	6,623,248.980	5.192	2.902
ABSTAIN	4,110,820.091	3.222	1.801
BROKER NON-VOTE	78,212,662.903	61.306	34.268

TOTAL	127,576,882.328	100.00	55.897

Prudential Jennison Utility Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Utility Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Utility Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Utility Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Utility Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E    0272167-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2014 and November 30, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $67,540 and $66,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

None.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11  – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2015